------------------------

                                      SELIGMAN
           -----------------------------------             [GRAPHIC OMITTED]
                                MUNICIPAL FUND
                                  SERIES, INC.










                                                       ------------------------

                                                            MID-YEAR REPORT
                                                             MARCH 31, 2002

                                                             ------o------

                                                           PROVIDING INCOME
                                                          EXEMPT FROM REGULAR
                                                             INCOME TAX



                                                                [Logo]
                                                        J. & W. SELIGMAN & CO.
                                                              INCORPORATED
                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[GRAPHIC OMITTED]

JAMES, JESSE, AND
JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


....VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders .........................................................  1
Interview With Your Portfolio Manager .......................................  2
For More Information ........................................................  3
Performance Overview and
  Portfolio Summary .........................................................  4
Portfolios of Investments ................................................... 11
Statements of Assets and Liabilities ........................................ 32

Statements of Operations .................................................... 34
Statements of Changes in Net Assets ......................................... 36
Notes to Financial Statements ............................................... 41
Financial Highlights ........................................................ 51
Board of Directors AND Executive Officers ................................... 64
Glossary of Financial Terms ................................................. 65
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

The past six months were modestly positive for municipal bonds. During this time, each Series in Seligman Municipal Fund Series continued to pay attractive yields exempt from federal and/or state taxes, while maintaining high-quality portfolios.

     After the shock of September 11, signs began to emerge indicating that a US economic recovery was underway, and the Federal Reserve Board adopted a neutral monetary stance. The US Commerce Department reported that gross domestic product
(GDP) expanded 1.7% during the fourth quarter of 2001, more than previously thought. Industrial production increased, and consumer confidence was strong. Job cuts continued to be a concern, however, as the unemployment rate rose to 6.0% in April. Nevertheless, encouraged that the economy was rebounding from its downturn, the Fed ended its unprecedented series of interest rate reductions. The strength and timing of the recovery is still uncertain, though, and the Fed hinted that it would probably not raise interest rates over the near term. Continued low inflation allows the Fed to leave rates untouched for now.

     As prospects for the US economy improved, yields for both Treasury bonds and municipal bonds increased. During the six-month period, the yield on the 10-year Treasury bond rose from 4.60% to 5.42%, and the yield on the one-year Treasury rose from 2.49% to 2.70%. For the same period, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a 43-basis-point range. At March 31, 2002, the Index was at 5.32%, 18 basis points higher than on September 30, 2001.

     While 2001's recession was considered mild by historical standards, it nonetheless created fiscal difficulties for the nation's states and municipalities. Many found themselves grappling with budget deficits, decreased tax revenues, and increased demand for services. Most have responded to the fiscal crisis by raising taxes, cutting spending, and drawing on reserves. An economic rebound would likely help to alleviate these budgetary pressures.

     Looking ahead, we anticipate that interest rates will remain fairly stable over the near term. If economic acceleration does prompt the Fed to raise rates later in the year, we think that any such increase would be small. While higher energy prices could act as an inflationary pressure, the Fed has made it clear that it thinks high productivity levels will continue to restrain inflation.

     Given the economic weakness, we are closely monitoring the credit quality of the various states. However, it is important to remember that the Series' focus remains on high-quality bonds. At period-end, at least 80% of portfolio holdings were rated within the three highest rating categories of Moody's and Standard & Poor's. We believe that this emphasis on quality will continue to serve investors well and help insulate the Series from any deterioration in credit trends.

     We appreciate your confidence in Seligman Municipal Fund Series and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as each Series' unaudited portfolio of investments, financial statements, and performance history, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                           /s/ Brian T. Zino

                           Brian T. Zino
                           President
May 16, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES


Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN MUNICIPAL FUND SERIES DURING THE PAST SIX MONTHS?

A: The Seligman Municipal Fund Series began its current fiscal year on October 1, 2001, just three weeks after the September 11 terrorist attacks. While our nation was still in mourning, life was slowly returning to normal. The stock market had recovered from the initial shock and was making steady improvement towards pre-September 11 levels. US Treasury bond yields continued their downward trend, aided by a flight to quality. In the municipal market, activity was muted and prices remained stable. At the end of October, the Treasury Department announced the elimination of 30-year Treasury bond sales, sending Treasury bond yields to the lowest levels of the period. Long-term municipal yields, which had been fluctuating within a narrow trading range, fell to a four-year low. However, the bond market rally would prove temporary, due to a positive shift in the US economic outlook, and interest rates trended higher for the remainder of the Series' first fiscal quarter. A resilient consumer sector was largely responsible for the growing optimism. Home buying, supported by attractive mortgage rates, was particularly robust, while a record number of mortgage refinancings provided an additional boost to consumer spending.

     During the Series' second fiscal quarter, economic conditions continued to improve. Long-term municipal yields fluctuated within a narrow trading range through February, but began to trend higher during March as estimates for the pace of growth were raised. For the six-month period, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a 43-basis-point range. At March 31, 2002, the Index was at 5.32%, 18 basis points higher than on September 30, 2001.

     The US recession caused a significant erosion of corporate profits, resulting in disappointing equity market returns over the past 12 months. This prompted a growing number of investors to diversify their portfolios, many of which had become overweighted in stocks. The municipal market's record of safety and stability, as well as attractive taxable equivalent yields, sparked a significant increase in the demand for municipal securities. Municipal issuance has kept pace with the strong demand for municipal bonds. During 2001, new issue supply rose 43% over 2000, and was the second highest volume total on record. New issuance for the first quarter of 2002 increased 10% versus the same period last year.

     The nation's states and municipalities have been experiencing a decline in tax revenues at the same time that demand for services is increasing. Nevertheless, most states and municipalities have managed to maintain their credit rating. In fact, Moody's Investors Service reports that, for the first quarter of 2002, overall municipal credit rating upgrades outnumbered downgrades by a ratio of 3.4 to 1. This represents a continuation of a six-year trend of overall improvement in municipal creditworthiness. The health care sector was an exception to the positive results. While the industry has made strides over the years, downgrades continue to exceed upgrades by a ratio of 2.5 to 1.

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Municipal Fund Series is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES


Q:   WHAT WAS YOUR INVESTMENT STRATEGY?

A: Throughout the past six months, we favored municipal bonds with long maturity dates, due to the steeply sloped municipal yield curve. In addition, Series purchases were concentrated in current coupon bonds, given our stable outlook for long-term interest rates. Continued economic weakness at the start of the period prompted us to focus on insured bonds, particularly in view of the narrow yield spread between AAA-rated bonds and A-rated bonds. We also favored municipal bonds issued to fund essential services such as water and sewer facilities and education bonds. Over the past six months, we have also made an effort to improve the call protection of the Series by reducing positions of short-call bonds and replacing them with bonds offering a minimum of ten years of call protection.

Q:   WHAT IS YOUR OUTLOOK?

A: According to the latest estimates, the US recession ended in November 2001, just eight months after it began. We anticipate that the US economy will continue to expand throughout 2002. The recovery, however, is not without risks. In particular, the Middle East crisis and higher oil prices could slow economic growth. Further, the months to come may present a challenge to many states and municipalities as they struggle to balance their budgets. The economic slowdown has left the majority of states facing budget deficits due to sharply lower tax receipts and growing demand for services. Most states have responded by adjusting expenditures through budget cuts, layoffs and hiring freezes, and capital project postponements. A strong rebound in 2002 would go a long way toward alleviating the negative effects of the recession and easing budgetary pressures.

     Given our expectations for a modest recovery, we anticipate that long-term interest rates will remain stable going forward. If, however, the economy accelerates too quickly, renewed inflation concerns could prompt an increase in yields. Still, any increase in long-term interest rates will likely be modest, constrained by considerable slack remaining in the economy, as well as by a continuation of remarkable productivity gains.


--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER                                      GENERAL DISTRIBUTOR
J. & W. Seligman & Co. Incorporated          Seligman Advisors, Inc.
100 Park Avenue                              100 Park Avenue
New York, NY 10017                           New York, NY 10017

GENERAL COUNSEL                              SHAREHOLDER SERVICE AGENT
Sullivan & Cromwell                          Seligman Data Corp.
                                             100 Park Avenue
                                             New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY (unaudited)
INVESTMENT RESULTS PER SHARE

NATIONAL SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002

                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                        ------         ----           -----        -----    ---------------- ---------------
CLASS A**
With Sales Charge                       (5.01)%       (2.32)%         4.37%        5.44%          n/a              n/a
Without Sales Charge                    (0.24)         2.60           5.39         5.95           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.64)        (0.33)           n/a          n/a          2.34%             n/a
Without Sales Charge and CDSC           (0.69)         1.65            n/a          n/a          2.70              n/a
CLASS D**
With 1% CDSC                            (1.67)         0.67            n/a          n/a           n/a              n/a
Without CDSC                            (0.69)         1.65           4.45          n/a           n/a             3.52%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.78         $7.98          $7.94              CLASS A           $0.181            --            4.31%
CLASS C          7.78           7.98           7.94              CLASS C            0.145            --            3.68
CLASS D          7.78           7.98           7.94              CLASS D            0.145            --            3.75

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 87%                Aaa/AAA            39%
General Obligation Bonds(oo)                  13                 Aa/AA              32
                                                                 A/A                18
WEIGHTED AVERAGE MATURITY                     25.02 years        Baa/BBB            11
-----------------------------------------------------------------------------------------------------------------------------

COLORADO SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002
                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE           10     SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS       5/27/99          2/1/94
                                        ------         ----           -----         -----       -------          ------
CLASS A**
With Sales Charge                       (4.81)%       (1.40)%         4.16%         5.07%         n/a              n/a
Without Sales Charge                    (0.10)         3.55           5.17          5.59          n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.63)         0.55            n/a           n/a         2.90%             n/a
Without Sales Charge and CDSC           (0.61)         2.49            n/a           n/a         3.29              n/a
CLASS D**
With 1% CDSC                            (1.58)         1.50            n/a           n/a          n/a              n/a
Without CDSC                            (0.61)         2.49           4.24           n/a          n/a             3.41%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23          6.70         5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.29         $7.47          $7.37              CLASS A           $0.161          $0.012          3.91%
CLASS C           7.28          7.46           7.37              CLASS C            0.123           0.012          3.25
CLASS D           7.28          7.46           7.37              CLASS D            0.123           0.012          3.28

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 90%                Aaa/AAA            57%
General Obligation Bonds(oo)                  10                 Aa/AA              11
                                                                 A/A                12
WEIGHTED AVERAGE MATURITY                     21.89 years        Baa/BBB            20
-----------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY (unaudited)
INVESTMENT RESULTS PER SHARE

GEORGIA SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002

                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE           10     SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS       5/27/99          2/1/94
                                        ------         ----           -----         -----       -------          ------
CLASS A**
With Sales Charge                       (3.90)%       (2.33)%         4.56%         5.65%         n/a              n/a
Without Sales Charge                     0.85          2.60           5.58          6.17          n/a              n/a
CLASS C**
With Sales Charge and CDSC              (1.58)        (0.17)           n/a           n/a         2.88%             n/a
Without Sales Charge and CDSC            0.40          1.81            n/a           n/a         3.23              n/a
CLASS D**
With 1% CDSC                            (0.59)         0.83            n/a           n/a          n/a              n/a
Without CDSC                             0.40          1.81           4.64           n/a          n/a             3.95%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23          6.70         5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.77         $7.89          $7.93              CLASS A           $0.173          $0.014          4.06%
CLASS C           7.79          7.91           7.94              CLASS C            0.138           0.014          3.33
CLASS D           7.79          7.91           7.94              CLASS D            0.138           0.014          3.34

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 74%                Aaa/AAA            45%         Baa/BBB           2%
General Obligation Bonds(oo)                  26                 Aa/AA              21          Ba/BB             4
                                                                 A/A                28
WEIGHTED AVERAGE MATURITY                     20.98 years
-----------------------------------------------------------------------------------------------------------------------------

LOUISIANA SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002
                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                      ----------      -------        -------      ------- ----------------- ----------------
CLASS A**
With Sales Charge                       (4.72)%       (1.73)%         4.31%        5.39%          n/a              n/a
Without Sales Charge                     0.07          3.13           5.33         5.91           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.31)         0.22            n/a          n/a          2.98%             n/a
Without Sales Charge and CDSC           (0.38)         2.20            n/a          n/a          3.33              n/a
CLASS D**
With 1% CDSC                            (1.35)         1.21            n/a          n/a           n/a              n/a
Without CDSC                            (0.38)         2.20           4.38          n/a           n/a             3.82%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A         $7.97          $8.15          $8.09              CLASS A           $0.186            --            3.92%
CLASS C          7.97           8.15           8.09              CLASS C            0.150            --            3.17
CLASS D          7.97           8.15           8.09              CLASS D            0.150            --            3.21

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 79%                Aaa/AAA            87%
General Obligation Bonds(oo)                  21                 Aa/AA              10
                                                                 Baa/BBB             3
WEIGHTED AVERAGE MATURITY                     19.99 years
-----------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY (unaudited)
INVESTMENT RESULTS PER SHARE

MARYLAND SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002

                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                        ------         ----           -----        -----        -------          ------
CLASS A**
With Sales Charge                       (4.35)%       (1.71)%         4.34%        5.44%          n/a              n/a
Without Sales Charge                     0.39          3.18           5.36         5.95           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.01)         0.18            n/a          n/a          2.86%             n/a
Without Sales Charge and CDSC           (0.06)         2.16            n/a          n/a          3.21              n/a
CLASS D**
With 1% CDSC                            (1.04)         1.18            n/a          n/a           n/a              n/a
Without CDSC                            (0.06)         2.16           4.41          n/a           n/a             3.80%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.90         $8.08          $8.05              CLASS A           $0.186          $0.026          4.05%
CLASS C           7.91          8.09           8.07              CLASS C            0.149           0.026          3.30
CLASS D           7.91          8.09           8.07              CLASS D            0.149           0.026          3.35


HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                81%                 Aaa/AAA           38%
General Obligation Bonds(oo)                 19                  Aa/AA             38
                                                                 A/A                9
WEIGHTED AVERAGE MATURITY                    21.39 years         Baa/BBB           15
-----------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002
                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                        ------         ----           -----        -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (4.94)%       (2.13)%         4.64%        5.60%          n/a              n/a
Without Sales Charge                    (0.20)         2.80           5.65         6.12           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.59)        (0.12)           n/a          n/a          3.09%             n/a
Without Sales Charge and CDSC           (0.64)         1.87            n/a          n/a          3.45              n/a
CLASS D**
With 1% CDSC                            (1.62)         0.89            n/a          n/a           n/a              n/a
Without CDSC                            (0.64)         1.87           4.70          n/a           n/a             3.97%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.82         $8.01          $7.95              CLASS A           $0.175           --             4.28%
CLASS C           7.82          8.01           7.95              CLASS C            0.140           --             3.53
CLASS D           7.82          8.01           7.95              CLASS D            0.140           --             3.59

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 90%                Aaa/AAA            69%
General Obligation Bonds(oo)                  10                 Aa/AA              21
                                                                 A/A                 6
WEIGHTED AVERAGE MATURITY                     24.38 years        Baa/BBB             4
-----------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY (unaudited)
INVESTMENT RESULTS PER SHARE

MICHIGAN SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002

                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                        -------        ----           -----        -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (4.57)%       (1.64)%         4.69%        5.69%          n/a              n/a
Without Sales Charge                     0.16          3.27           5.71         6.21           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.30)         0.43            n/a          n/a          3.33%             n/a
Without Sales Charge and CDSC           (0.28)         2.37            n/a          n/a          3.71              n/a
CLASS D**
With 1% CDSC                            (1.26)         1.39            n/a          n/a           n/a              n/a
Without CDSC                            (0.28)         2.37           4.74          n/a           n/a             3.99%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A         $8.25          $8.47          $8.41              CLASS A           $0.190          $0.044          3.99%
CLASS C          8.24           8.46           8.40              CLASS C            0.153           0.044          3.24
CLASS D          8.24           8.46           8.40              CLASS D            0.153           0.044          3.29


HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 61%                Aaa/AAA            66%
General Obligation Bonds(oo)                  39                 Aa/AA              26
                                                                 A/A                 3
WEIGHTED AVERAGE MATURITY                     21.59 years        Baa/BBB             5
-----------------------------------------------------------------------------------------------------------------------------

MINNESOTA SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002
                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                        -------        ----           -----        -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (4.58)%       (1.84)%         4.10%        5.18%          n/a              n/a
Without Sales Charge                     0.12          3.02           5.12         5.70           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.32)         0.05            n/a          n/a          2.93%             n/a
Without Sales Charge and CDSC           (0.33)         2.08            n/a          n/a          3.30              n/a
CLASS D**
With 1% CDSC                            (1.31)         1.09            n/a          n/a           n/a              n/a
Without CDSC                            (0.33)         2.08           4.18          n/a           n/a             3.50%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.56         $7.72          $7.67              CLASS A           $0.170            --            3.97%
CLASS C           7.56          7.72           7.67              CLASS C            0.135            --            3.23
CLASS D           7.56          7.72           7.67              CLASS D            0.135            --            3.27

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 56%                Aaa/AAA            52%         Baa/BBB           1%
General Obligation Bonds(oo)                  44                 Aa/AA              34          Non-Rated         2
                                                                 A/A                11
WEIGHTED AVERAGE MATURITY                     20.30 years
-----------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY (unaudited)
INVESTMENT RESULTS PER SHARE

MISSOURI SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002

                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                        -------        ----           -----        -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (5.05)%       (2.26)%         4.49%        5.32%          n/a              n/a
Without Sales Charge                    (0.31)         2.66           5.52         5.83           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.74)        (0.27)           n/a          n/a          3.28%             n/a
Without Sales Charge and CDSC           (0.77)         1.74            n/a          n/a          3.66              n/a
CLASS D**
With 1% CDSC                            (1.74)         0.76            n/a          n/a           n/a              n/a
Without CDSC                            (0.77)         1.74           4.58          n/a           n/a             3.77%
LEHMAN BROTHERS
   MUNICIPAL BOND INDEX***               0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.57         $7.81          $7.75              CLASS A           $0.169          $0.048          3.76%
CLASS C           7.57          7.81           7.75              CLASS C            0.133           0.048          3.08
CLASS D           7.57          7.81           7.75              CLASS D            0.133           0.048          3.11


HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 73%                Aaa/AAA            50%
General Obligation Bonds(oo)                  27                 Aa/AA              36
                                                                 A/A                11
WEIGHTED AVERAGE MATURITY                     20.34 years        Baa/BBB             3
-----------------------------------------------------------------------------------------------------------------------------

NEW YORK SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002
                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                        -------        ----           -----        -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (4.66)%       (2.10)%         5.09%        6.01%          n/a              n/a
Without Sales Charge                     0.13          2.83           6.11         6.53           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.25)        (0.08)           n/a          n/a          3.32%             n/a
Without Sales Charge and CDSC           (0.31)         1.88            n/a          n/a          3.67              n/a
CLASS D**
With 1% CDSC                            (1.29)         0.90            n/a          n/a           n/a              n/a
Without CDSC                            (0.31)         1.88           5.16          n/a           n/a             4.20%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.99         $8.16          $8.13              CLASS A           $0.181            --            4.04%
CLASS C           8.00          8.17           8.14              CLASS C            0.145            --            3.31
CLASS D           8.00          8.17           8.14              CLASS D            0.145            --            3.34

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                92%                 Aaa/AAA           48%
General Obligation Bonds(oo)                  8                  Aa/AA             19
                                                                 A/A               30
WEIGHTED AVERAGE MATURITY                    24.89 years         Baa/BBB            3
-----------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY (unaudited)
INVESTMENT RESULTS PER SHARE

OHIO SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002

                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                 CLASS C          CLASS D
                                          SIX           ONE           FIVE           10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99          2/1/94
                                        -------        ----           -----         -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (4.74)%       (2.00)%         4.43%         5.44%          n/a              n/a
Without Sales Charge                     0.01          2.91           5.47          5.95           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.49)         0.01            n/a           n/a          3.05%             n/a
Without Sales Charge and CDSC           (0.55)         1.99            n/a           n/a          3.41              n/a
CLASS D**
With 1% CDSC                            (1.53)         1.01            n/a           n/a           n/a              n/a
Without CDSC                            (0.55)         1.99           4.52           n/a           n/a             3.85%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23          6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.85         $8.03          $7.99              CLASS A           $0.180          $0.002          4.04%
CLASS C           7.89          8.08           8.03              CLASS C            0.144           0.002          3.30
CLASS D           7.89          8.08           8.03              CLASS D            0.144           0.002          3.34

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                76%                 Aaa/AAA           77%
General Obligation Bonds(oo)                 24                  Aa/AA              9
                                                                 A/A                5
WEIGHTED AVERAGE MATURITY                    22.36 years         Baa/BBB            9
-----------------------------------------------------------------------------------------------------------------------------

OREGON SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002
                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                        -------        ----           -----        -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (4.80)%       (1.49)%         4.64%        5.40%          n/a              n/a
Without Sales Charge                    (0.06)         3.47           5.67         5.92           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.48)         0.55            n/a          n/a          3.15%             n/a
Without Sales Charge and CDSC           (0.52)         2.57            n/a          n/a          3.52              n/a
CLASS D**
With 1% CDSC                            (1.49)         1.58            n/a          n/a           n/a              n/a
Without CDSC                            (0.52)         2.57           4.75          n/a           n/a             3.97%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.63         $7.85          $7.75              CLASS A           $0.170          $0.046          3.83%
CLASS C           7.63          7.85           7.75              CLASS C            0.134           0.046          3.08
CLASS D           7.63          7.85           7.75              CLASS D            0.134           0.046          3.11


HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                74%                 Aaa/AAA           40%
General Obligation Bonds(oo)                 26                  Aa/AA             36
                                                                 A/A               14
WEIGHTED AVERAGE MATURITY                    18.79 years         Baa/BBB           10
-----------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY (unaudited)
INVESTMENT RESULTS PER SHARE

SOUTH CAROLINA SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2002

                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                CLASS C          CLASS D
                                          SIX           ONE           FIVE          10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS        YEARS        5/27/99          2/1/94
                                        ------         ----           -----        -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (4.88)%       (2.27)%         4.46%        5.43%          n/a              n/a
Without Sales Charge                    (0.16)         2.61           5.48         5.94           n/a              n/a
CLASS C**
With Sales Charge and CDSC              (2.43)        (0.17)           n/a          n/a          3.01%             n/a
Without Sales Charge and CDSC           (0.49)         1.81            n/a          n/a          3.37              n/a
CLASS D**
With 1% CDSC                            (1.46)         0.83            n/a          n/a           n/a              n/a
Without CDSC                            (0.49)         1.81           4.53          n/a           n/a             3.84%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                0.33          3.81           6.23         6.70          5.20+++          5.53++++

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2002

                3/31/02       9/30/01       3/31/01                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.87         $8.07          $8.03              CLASS A           $0.181          $0.007          4.26%
CLASS C           7.87          8.06           8.02              CLASS C            0.145           0.007          3.52
CLASS D           7.87          8.06           8.02              CLASS D            0.145           0.007          3.56

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 97%                Aaa/AAA            63%
General Obligation Bonds                       3                 Aa/AA              15
                                                                 A/A                14
WEIGHTED AVERAGE MATURITY                     21.25 years        Baa/BBB             8
-----------------------------------------------------------------------------------------------------------------------------


----------

   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price and assume all distributions within the period are reinvested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date after purchase. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the effective date for the annual Administration, Shareholder Services and Distribution Plan (the "Plan"), to reflect the fee of up to 0.25% of average daily net assets for each Series payable under the Plan. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. A portion of eachSeries' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

 *** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

 +++ From 5/31/99.

++++ From 1/31/94.

 (o) Percentages based on current market values of long-term holdings at March 31, 2002.

(oo) Includes pre-refunded and escrowed-to-maturity securities.

   + Represents per share amount paid or declared for the six months ended March
     31, 2002.

  ++ Current yield, representing the annualized yield for the 30-day period ended March 31, 2002, has been computed in accordance with SEC regulations and will vary.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

NATIONAL SERIES
                             FACE                                                                         RATINGS           MARKET
     STATE                  AMOUNT                        MUNICIPAL BONDS                               MOODY'S/S&P          VALUE
     -----                  ------                        ---------------                               -----------          -----
ALABAMA -- 4.0%           $4,000,000  Jefferson County Sewer Rev. (Capital Improvement
                                        Warrants), 5 1/8% due 2/1/2039 .............................     Aaa/AAA        $  3,757,320

ALASKA -- 1.5%             1,385,000  Alaska Housing Finance Corporation Mortgage Rev.,
                                        5 3/4% due 6/1/2024* .......................................     Aaa/AAA           1,394,266

FLORIDA -- 4.1%            4,000,000  Jacksonville Electric Authority (Electric System Rev.),
                                        5.10% due 10/1/2032 ........................................     Aa2/AA            3,813,440

GEORGIA -- 4.2%            3,870,000  Georgia Housing and Finance Authority Rev.
                                        (Single Family Housing), 5 3/4% due 12/1/2031* .............     NR/AAA            3,890,627

ILLINOIS -- 2.0%           2,000,000  Illinois Educational Facilities Authority Rev.
                                        (The University of Chicago), 5 1/4% due 7/1/2041 ...........     Aa1/AA            1,885,500

INDIANA -- 4.8%            4,500,000  Indiana State Educational Facilities Authority Rev.
                                        (University of Notre Dame), 5 1/4% due 3/1/2022 ............     Aaa/NR            4,472,325

MICHIGAN -- 2.5%           2,250,000  Michigan State Strategic Fund Pollution Control Rev.
                                        (General Motors Corp.), 6.20% due 9/1/2020 .................     A3/BBB+           2,285,820

MISSOURI -- 5.1%           4,750,000  St. Louis Industrial Development Authority Pollution
                                        Control Rev. (Anheuser-Busch Companies, Inc. Project),
                                        5 7/8% due 11/1/2026* ......................................      A1/A+            4,804,435

NEW YORK -- 7.5%           3,120,000  New York City GOs, 6 1/4% due 4/15/2027 ......................       A2/A            3,317,153

                           2,500,000  New York State Mortgage Agency Rev.
                                        (Homeowner Mortgage), 6.35% due 10/1/2030* .................     Aa1/NR            2,644,675

                           1,000,000  Trust for Cultural Resources of the City of New York Rev.
                                        (American Museum of Natural History),
                                        5.65% due 4/1/2027 .........................................     Aaa/AAA           1,027,560

SOUTH DAKOTA -- 2.6%       2,455,000  South Dakota Housing Development Authority Rev.
                                        (Homeownership Mortgage), 6.15% due 5/1/2026* ..............     Aa1/AAA           2,478,838

TENNESSEE -- 5.2%          5,000,000  Shelby County Health, Educational and Housing
                                        Facility Board Rev. (St. Jude Children's Research
                                        Hospital), 5 3/8% due 7/1/2024 .............................      NR/AA            4,845,050

TEXAS -- 19.7%             2,500,000  Dallas Area Rapid Transit Sales Tax Rev.,
                                        5% due 12/1/2031 ...........................................     Aaa/AAA           2,314,525

                           3,700,000  Harris County Health Facilities Development Corp.
                                        Hospital Rev. (St. Luke's Episcopal Hospital Project),
                                        6 3/4% due 2/15/2021++......................................     Aa3/AAA           3,832,682

                           1,750,000  Houston Airport System Rev, 5.70% due 7/1/2030* ..............     Aaa/AAA           1,753,272

                           4,750,000  Potter County Industrial Development Corp. Pollution
                                        Control Rev. (Southwestern Public Service Company
                                        Project), 5 3/4% due 9/1/2016 ..............................     Aaa/AAA           4,946,175

                           2,375,000  San Antonio Electric & Gas Rev., 5 1/2% due 2/1/2020(o) ......     Aa1/AA            2,403,144

                           1,975,000  Texas Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* .......................................     Aa1/AA            2,088,227

                           1,115,000  Travis County Housing Finance Corporation
                                        (Single Family Mortgage Rev.), 6.95% due 10/1/2027 .........     NR/AAA            1,148,595

----------
 ++ Escrowed-to-maturity security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

NATIONAL SERIES (CONTINUED)

                             FACE                                                                         RATINGS           MARKET
     STATE                  AMOUNT                        MUNICIPAL BONDS                               MOODY'S/S&P          VALUE
     -----                  ------                        ---------------                               -----------          -----
VIRGINIA -- 9.3%          $5,000,000  Fairfax County Industrial Development Authority
                                        Health Care Rev. (Inova Health System Project),
                                        6% due 8/15/2026 ...........................................     Aa2/AA         $  5,162,500

                           5,000,000  Pocahontas Parkway Association Toll Road Rev.
                                        (Route 895 Connector), 5 1/2% due 8/15/2028 ................     Baa3/BBB-         3,588,000

WASHINGTON -- 12.4%        2,500,000  Chelan County Public Utility District Rev.,
                                        5.60% due 1/1/2036* ........................................     Aaa/AAA           2,471,700

                           3,325,000  King County Sewer GOs, 6 1/8% due 1/1/2033 ...................     Aaa/AAA           3,525,797

                           5,520,000  Seattle Water System Rev., 5 5/8 due 8/1/2026 ................     Aaa/AAA           5,597,335

WISCONSIN -- 9.4%          6,000,000  La Crosse Resource Recovery Rev. (Northern States Power
                                        Company Project), 6% due 11/1/2021* ........................      A1/A-            6,371,580

                           2,500,000  Wisconsin Health and Educational Facilities Authority
                                        (Wheaton Franciscan Services, Inc. System Rev.),
                                        5 3/4% due 8/15/2030 .......................................      A2/A             2,428,350

WYOMING -- 4.3%            4,000,000  Sweetwater County Pollution Control Rev.  (Idaho Power
                                        Company Project), 6.05% due 7/15/2026 ......................      A3/A             4,027,840
                                                                                                                         -----------

TOTAL MUNICIPAL BONDS (Cost $92,056,827) -- 98.6% ................................................................        92,276,731

VARIABLE RATE DEMAND NOTES (Cost $500,000) -- 0.5% ...............................................................           500,000

OTHER ASSETS LESS LIABILITIES -- 0.9% ............................................................................           839,217
                                                                                                                         -----------

NET ASSETS -- 100.0% .............................................................................................       $93,615,948
                                                                                                                         ===========

COLORADO SERIES

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,000,000  Adams County, CO Pollution Control Rev. (Public Service Co. of Colorado
              Project), 5 7/8% due 4/1/2014 ..........................................................     Aaa/AAA      $  2,061,940
 1,000,000  Boulder, Larimer and Weld Counties, CO (Vrain Valley School District),
              5% due 12/15/2022 ......................................................................     Aaa/AAA           966,130
 1,000,000  Colorado Educational & Cultural Facilities Authority Rev. (University of
              Denver Project), 5 3/8% due 3/1/2023 ...................................................     Aaa/AAA         1,006,650
 1,640,000  Colorado Health Facilities Authority Hospital Improvement Rev.,
              (NCMC, Inc. Project), 5 3/4% due 5/15/2024 .............................................     Aaa/AAA         1,677,244
 1,750,000  Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan
              Society Project), 6.90% due 12/1/2025 ..................................................       A3/A-         1,841,052
 2,250,000  Colorado Health Facilities Authority Rev. (Sisters of Charity of Leavenworth
              Health Services Corporation), 5% due 12/1/2025 .........................................     Aaa/AAA         2,116,058
 2,000,000  Colorado Springs, CO Utilities Rev., 5 3/8% due 11/15/2026 ...............................      Aa2/AA         1,985,020
   105,000  Colorado Water Resources & Power Development Authority
              (Clean Water Rev.), 6 7/8% due 9/1/2011 ................................................     Aaa/AAA           106,462

----------
(o) Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

COLORADO SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$1,605,000  Colorado Water Resources & Power Development Authority
              (Clean Water Rev.), 5% due 9/1/2021 ....................................................    Aaa/AAA       $  1,562,147
 2,000,000  Denver, CO City & County Certificates of Participation,
              5 1/2% due 12/1/2025 ...................................................................    Aaa/AAA          2,025,280
 2,000,000  Denver, CO City & County Department of Aviation Airport System Rev.,
              5 1/2% due 11/15/2025 ..................................................................    Aaa/AAA          2,008,500
 1,200,000  Denver, CO City & County School District GOs, 5% due 12/1/2023 ...........................    Aaa/AAA          1,156,692
 2,000,000  Denver, CO Health and Hospital Authority Healthcare Rev.,
              5 3/8% due 12/1/2028 ...................................................................    Baa2/BBB+        1,812,400
 2,500,000  Fort Collins, CO Pollution Control Rev. (Anheuser-Busch Project),
              6% due 9/1/2031 ........................................................................     A1/A+           2,557,825
 2,250,000  Jefferson County, CO open Space Sales Tax Rev., 5% due 11/1/2019 .........................    Aaa/AAA          2,193,367
 1,445,000  Northglenn, CO GOs Joint Water & Wastewater Utility,
              6.80% due 12/1/2008++ ..................................................................    Aaa/NR           1,575,816
 2,000,000  Platte River Power Authority, CO Power Rev., 6 1/8% due 6/1/2014 .........................    Aa3/AA-          2,050,880
   690,000  Pueblo County, CO Single Family Mortgage Rev., 7.05% due 11/1/2027 .......................    NR/AAA             712,515
 1,750,000  Puerto Rico Electric Power Authority Power Rev., 5 1/4% due 7/1/2031 .....................    Baa1/A-          1,691,497
 1,500,000  Puerto Rico Highway & Transportation Authority Rev.,
              5 1/2% due 7/1/2036 ....................................................................    Baa1/A           1,497,555
 1,000,000  University of Colorado Hospital Authority Rev., 5 1/4% due 11/15/2022 ....................    Aaa/NR             987,530
 2,000,000  Virgin Islands Public Finance Authority Rev., 5 1/2% due 10/1/2022 .......................    NR/BBB-          1,961,440
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $35,066,038) -- 94.9% ...................................................................     35,554,000
VARIABLE RATE DEMAND NOTES (Cost $1,100,000) -- 2.9% ................................................................      1,100,000
OTHER ASSETS LESS LIABILITIES -- 2.2% ...............................................................................        833,524
                                                                                                                         -----------
NET ASSETS -- 100.0% ................................................................................................    $37,487,524
                                                                                                                         ===========

GEORGIA SERIES

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,000,000  Atlanta, GA Airport Rev., 5 5/8% due 1/1/2030* ...........................................    Aaa/AAA       $  2,008,000
 1,310,000  Atlanta, GA Water & Wastewater Rev., 5% due 11/1/2038(o)..................................    Aaa/AAA          1,375,998
 1,190,000  Atlanta, GA Water & Wastewater Rev., 5% due 11/1/2038 ....................................    Aaa/AAA          1,103,653
 1,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
              (Anheuser-Busch), 7.40% due 11/1/2010* .................................................     A1/A+           1,163,620
 2,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
              (Anheuser-Busch), 6 3/4% due 2/1/2012* .................................................     A1/A+           2,047,620


----------
++  Escrowed-to-maturity security.
(o) Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

GEORGIA SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$1,250,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
              (Anheuser-Busch), 5.95% due 2/1/2032 ...................................................     A1/A+        $  1,244,000
 2,000,000  Chatham County, GA School District GOs,
              5 1/2% due 8/1/2020 ....................................................................    Aaa/AAA          2,019,860
 1,000,000  DeKalb County, GA GOs, 5 1/4% due 1/1/2020 ...............................................    Aaa/AA+          1,000,590
 2,000,000  Development Authority of Fulton County, GA Rev.
              (Georgia Tech Athletic Association), 5 1/8% due 10/1/2032 ..............................    Aaa/AAA          1,912,420
 1,820,000  Fulton County, GA Development Authority Special Facilities Rev.,
              (Delta Air Lines, Inc. Project), 5 1/2% due 5/1/2033* ..................................    Ba3/BB+          1,406,733
 2,245,000  Georgia Housing & Finance Authority (Single Family Mortgage),
              5.20% due 6/1/2029* ....................................................................    NR/AAA           2,102,398
 1,960,000  Georgia Housing & Finance Authority (Single Family Mortgage),
              6.10% due 6/1/2031* ....................................................................    Aa2/AAA          2,011,293
 2,500,000  Georgia Municipal Gas Authority Rev. (Southern Storage Gas Project),
              6.40% due 7/1/2014 .....................................................................     NR/A-           2,576,475
 1,000,000  Gwinnett County, GA School District GOs, 6.40% due 2/1/2012 ..............................    Aa1/AA+          1,145,380
 2,000,000  Gwinnett County, GA Water & Sewerage Authority Rev.,
              5.30% due 8/1/2022 .....................................................................    Aaa/AAA          2,011,640
 1,500,000  Henry County School District, GA GOs, 6.45% due 8/1/2011 .................................    Aa3/AA-          1,693,155
 2,000,000  Hospital Authority of Valdosta and Lowndes County, GA Rev.
              Certificates (South Georgia Medical Center Project), 5 1/4% due 10/1/2027 ..............    Aaa/AAA          1,940,660
   500,000  Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev.,
              6 1/4% due 7/1/2018 ....................................................................     A1/AA             566,760
 2,500,000  Peachtree City, GA Water & Sewerage Authority Sewer System Rev.,
              5.60% due 3/1/2027 .....................................................................    Aa3/AA           2,548,975
 1,500,000  Private Colleges & Universities Authority Rev., GA (Spelman College Project),
              6.20% due 6/1/2014 .....................................................................    Aaa/AAA          1,607,250
 1,500,000  Private Colleges & Universities Authority Rev., GA (Mercer University Project),
              6 1/2% due 11/1/2015++ .................................................................    Aaa/AAA          1,732,845
 2,500,000  Private Colleges & Universities Authority Rev., GA (Agnes Scott College Project),
              5 5/8% due 6/1/2023 ....................................................................     A1/AA           2,527,600
 1,000,000  Private Colleges & Universities Authority Rev., GA (Mercer University Project),
              5 3/8% due 10/1/2029 ...................................................................     A3/NR             959,140
 1,000,000  Puerto Rico Highway & Transportation Authority Rev.,
              5 1/2% due 7/1/2026 ....................................................................    Baa1/A           1,004,630
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS (Cost $38,902,909) -- 99.9% ...............................................................         39,710,695
OTHER ASSETS LESS LIABILITIES -- 0.1% ...........................................................................             56,772
                                                                                                                        ------------
NET ASSETS -- 100.0% ............................................................................................       $ 39,767,467
                                                                                                                        ============

----------
 ++ Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

LOUISIANA SERIES

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,500,000  Calcasieu Parish, LA Industrial Development Board (Conoco Inc. Project),
              5 3/4% due 12/1/2026* ..................................................................    Aa3/AA-       $  2,486,725
 1,300,000  East Baton Rouge Parish, LA Mortgage Finance Authority
              (Single Family Mortgage Rev.), 5.40% due 10/1/2025 .....................................    Aaa/NR           1,289,730
 2,000,000  East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
              5.90% due 2/1/2018 .....................................................................    Aaa/AAA          2,076,820
 2,000,000  Jefferson Parish, LA Home Mortgage Authority (Single Family Mortgage Rev.),
              6% due 12/1/2024* ......................................................................    Aa2/NR           1,999,800
 2,000,000  Jefferson Parish, LA Hospital Service District Rev., 5% due 7/1/2028 .....................    Aaa/AAA          1,873,620
 2,500,000  Lafayette, LA Public Improvement Sales Tax, 5% due 5/1/2021 ..............................    Aaa/AAA          2,422,175
 2,495,000  Louisiana Housing Finance Agency Mortgage Rev. (Single Family),
              6.45% due 6/1/2027* ....................................................................    Aaa/AAA          2,698,068
 2,500,000  Louisiana Public Facilities Authority Hospital Rev. (Franciscan Missionaries
              of Our Lady Health System Project), 5% due 7/1/2025 ....................................    Aaa/AAA          2,343,075
 2,500,000  Louisiana Public Facilities Authority Rev. (Loyola University Project),
              5 5/8% due 10/1/2016 ...................................................................    Aaa/AAA          2,609,525
 2,395,000  Louisiana Public Facilities Authority Rev. (Department of Public Safety
              Joint Emergency Services Training Center Project), 5% due 8/1/2020 .....................    Aaa/AAA          2,311,199
 2,500,000  Louisiana Public Facilities Authority Rev. (Tulane University),
              5 3/4% due 2/15/2021 ...................................................................    Aaa/AAA          2,538,850
 1,500,000  Louisiana State GOs, 5% due 4/15/2018 ....................................................    Aaa/AAA          1,470,780
 2,250,000  New Orleans, LA Public Improvement GOs, 5.35% due 12/1/2031 ..............................    Aaa/AAA          2,233,260
 2,500,000  Ouachita Parish, LA Hospital Service District Rev. (Glenwood Regional
              Medical Center), 5 3/4% due 5/15/2021 ..................................................    Aaa/AAA          2,551,850
   155,000  Ouachita Parish, LA Industrial Development Rev. (International Paper Company),
              6 1/2% due 4/1/2006 ....................................................................     NR/NR             155,225
 2,500,000  Saint Bernard Parish, LA Exempt Facility Rev. (Mobil Oil Corporation Project),
              5.90% due 11/1/2026* ...................................................................    Aaa/AAA          2,552,175
 1,250,000  Saint Charles Parish, LA Environmental Improvement Rev ...................................
              (Louisiana Power and Light Company Project), 6.20% due 5/1/2023* .......................    Baa2/BBB+        1,252,575
   755,000  Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
              7.15% due 7/1/2016 .....................................................................    Aaa/AAA            773,075
 2,500,000  Shreveport, LA Airport System Rev., 5 3/8% due 1/1/2024* .................................    Aaa/AAA          2,435,650
 1,555,000  Shreveport, LA GOs, 7 1/2% due 4/1/2006++ ................................................    Aaa/AAA          1,762,095
 2,500,000  Shreveport, LA GOs, 5% due 3/1/2019 ......................................................    Aaa/AAA          2,438,575
 1,835,000  Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),
              7 1/4% due 12/1/2010++ .................................................................    Aaa/AAA          2,074,302
 2,500,000  Tangipahoa Parish, LA Hospital Service District No. 1 Rev.
              (Northoaks Medical Center), 6 1/4% due 2/1/2024 ........................................    Aaa/AAA          2,654,000
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS (Cost $45,947,119) -- 96.5% ................................................................        47,003,149
                                                                                                                        ------------

----------
 ++ Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002


LOUISIANA SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                               VARIABLE RATE DEMAND NOTES                                         MOODY'S/S&P        VALUE
  ------                               --------------------------                                         -----------        -----
$1,600,000  Maricopa County, AZ Pollution Control Rev. (Arizona Public Service Company),
              due 5/1/2029 ...........................................................................     P-1/A-1+    $  1,600,000
 1,500,000  New York, NY GOs, due 8/15/2004 ..........................................................    VMIG-1/A-1      1,500,000
   100,000  New York, NY GOs, due 11/1/2024 ..........................................................    VMIG-1/A-1        100,000
                                                                                                                       ------------
TOTAL VARIABLE RATE DEMAND NOTES (Cost $3,200,000) -- 6.6% ..........................................................     3,200,000
                                                                                                                       ------------
OTHER ASSETS LESS LIABILITIES -- (3.1)% .............................................................................    (1,504,688)
                                                                                                                       ------------
NET ASSETS -- 100.0% ................................................................................................  $ 48,698,461
                                                                                                                       ============

MARYLAND SERIES
   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$1,000,000  Anne Arundel County, MD GOs, 5 1/8% due 2/1/2026 .........................................    Aa1/AA+       $    988,400
 1,340,000  Anne Arundel County, MD GOs, 5 1/8% due 2/1/2027 .........................................    Aa1/AA+          1,323,947
 3,000,000  Anne Arundel County, MD Pollution Control Rev.
              (Baltimore Gas and Electric Company Project), 6% due 4/1/2024 ..........................    A2/BBB+          3,054,360
 2,000,000  Baltimore, MD Consolidated Public Improvement GOs,
              6 3/8% due 10/15/2006 ..................................................................    Aaa/AAA          2,217,300
 2,500,000  Baltimore, MD Port Facilities Rev. (Consolidated Coal Sales Co. Project),
              6 1/2% due 10/1/2011 ...................................................................    Aa3/AA-          2,583,900
 2,000,000  Baltimore, MD Project and Refunding Rev. (Water Projects),
              5 1/2% due 7/1/2026 ....................................................................    Aaa/AAA          2,030,460
 1,000,000  Howard County, MD Metropolitan District Project GOs,
              5 1/2% due 8/15/2022 ...................................................................    Aaa/AAA          1,013,140
   850,000  Maryland Community Development Administration Dept. of Housing &
              Community Development (Single Family Program), 6.80% due 4/1/2024* .....................    Aa2/NR             873,383
 2,500,000  Maryland Community Development Administration Dept. of Housing &
              Community Development (Multi-Family Housing), 6.70% due 5/15/2027 ......................    Aa3/NR           2,552,675
 2,205,000  Maryland Community Development Administration Dept. of Housing &
              Community Development (Residential Rev.), 6.15% due 9/1/2032* ..........................    Aa2/NR           2,262,925
 2,570,000  Maryland Department of Transportation Project Certificates of Participation
              (Mass Transit Administration Project), 5 1/2% due 10/15/2025* ..........................    Aa3/AA+          2,575,603
 2,710,000  Maryland Health & Higher Educational Facilities Authority Rev.
              (Good Samaritan Hospital), 5 3/4% due 7/1/2019++........................................    Aaa/AAA          2,815,365
 2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
              (Suburban Hospital), 5 1/8% due 7/1/2021 ...............................................     A1/A+           1,891,000
 2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
              (Anne Arundel Medical Center), 5% due 7/1/2023 .........................................    Aaa/AAA          1,933,760

----------
++ Escrowed-to-maturity security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

MARYLAND SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
              (Francis Scott Key Medical Center), 5% due 7/1/2023 ....................................    Aaa/AAA       $  1,933,760
 2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
              (Mercy Medical Center), 5 3/4% due 7/1/2026 ............................................    Aaa/AAA          2,063,320
 1,500,000  Maryland Health & Higher Educational Facilities Authority Rev.
              (Anne Arundel Medical Center), 5 1/8% due 7/1/2028 .....................................    Aaa/AAA          1,458,330
 1,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
              (Charity Obligated Group), 5% due 11/1/2029 ............................................    Aa2/AA             937,460
 2,000,000  Maryland Transportation Authority Rev. (Baltimore/Washington International
              Airport Project), 6 1/4% due 7/1/2014* .................................................    Aaa/AAA          2,127,740
 1,390,000  Montgomery County, MD Housing Opportunities Commission Rev.,
              6.20% due 7/1/2026* ....................................................................    Aa2/NR           1,408,501
 2,000,000  Northeast Maryland Waste Disposal Authority Solid Waste Rev.
              (Montgomery County Resource Recovery Project), 6.30% due 7/1/2016* .....................     A2/NR           2,060,980
 1,775,000  Puerto Rico Electric Power Authority Power Rev.,
              5 1/4% due 7/1/2031 ....................................................................    Baa1/A-          1,715,662
 1,000,000  Puerto Rico Highway & Transportation Authority Rev.,
              5 1/2% due 7/1/2036 ....................................................................    Baa1/A             998,370
 1,000,000  Puerto Rico Highway & Transportation Authority Rev.,
              5 3/8% due 7/1/2036 ....................................................................    Baa1/A             976,200
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS (Cost $42,383,042) -- 91.5% .................................................................       43,796,541
VARIABLE RATE DEMAND NOTES (Cost $1,300,000) -- 2.7% ..............................................................        1,300,000
OTHER ASSETS LESS LIABILITIES -- 5.8% .............................................................................        2,766,439
                                                                                                                        ------------
NET ASSETS -- 100.0% ..............................................................................................     $ 47,862,980
                                                                                                                        ============

MASSACHUSETTS SERIES
   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$5,000,000  Boston, MA Water & Sewer Commission General Rev., 5 1/4% due 11/1/2019 ...................    Aa3/AA-       $  5,092,000
 5,000,000  Massachusetts Bay Transportation Authority General Transportation System
              Rev., 5 3/4% due 3/1/2026 ..............................................................    Aa2/AA           5,186,900
 4,000,000  Massachusetts Development Finance Agency Rev. (WGBH Educational
              Foundation), 5 3/4% due 1/1/2042 .......................................................    Aaa/AAA          4,273,800
 5,000,000  Massachusetts Health & Educational Facilities Authority Rev.
              (Newton-Wellesley Hospital), 6% due 7/1/2018 ...........................................    Aaa/AAA          5,218,850
 3,500,000  Massachusetts Health & Educational Facilities Authority Rev. (Williams College),
              5 3/4% due 7/1/2019 ....................................................................    Aaa/AA+          3,630,340
 5,000,000  Massachusetts Health & Educational Facilities Authority Rev.
              (Partners Healthcare System), 5 3/8% due 7/1/2024 ......................................    Aaa/AAA          4,919,850

----------
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

MASSACHUSETTS SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$5,000,000  Massachusetts Health & Educational Facilities Authority Rev.
              (South Shore Hospital), 5 3/4% due 7/1/2029 ............................................     A2/A        $  4,832,700
 4,000,000  Massachusetts Health & Educational Facilities Authority Rev.
              (Harvard University), 6% due 7/1/2035(o)................................................    Aaa/AAA         4,481,520
 5,000,000  Massachusetts Housing Finance Agency Rev. (Rental Housing Mortgage),
              5 1/2% due 7/1/2030* ...................................................................    Aaa/AAA         4,799,000
 4,045,000  Massachusetts Housing Finance Agency Rev. (Single Family Housing),
              5 1/2% due 12/1/2030* ..................................................................    Aaa/AAA         3,881,461
 2,000,000  Massachusetts Industrial Finance Agency Electric Utility Rev.
              (Nantucket Electric Company Project), 5 7/8% due 7/1/2017* .............................    Aaa/AAA         2,068,660
 4,075,000  Massachusetts Industrial Finance Agency Rev. (Phillips Academy),
              5 3/8% due 9/1/2023 ....................................................................    Aaa/AAA         4,106,378
 3,000,000  Massachusetts Industrial Finance Agency Rev. (College of the Holy Cross),
              5 5/8% due 3/1/2026 ....................................................................    Aaa/AAA         3,054,990
 2,000,000  Massachusetts Industrial Finance Agency Rev. (Suffolk University),
              5 1/4% due 7/1/2027 ....................................................................    Aaa/AAA         1,973,120
 2,400,000  Massachusetts Port Authority Rev., 5% due 7/1/2023 .......................................    Aaa/AAA         2,270,591
 2,000,000  Massachusetts Port Authority Rev., 5% due 7/1/2028* ......................................    Aaa/AAA         1,834,500
 4,500,000  Massachusetts Port Authority Special Facilities Rev. (BOSFUEL Project),
              5 3/4% due 7/1/2039* ...................................................................    Aaa/AAA         4,536,675
 2,000,000  Massachusetts State Consolidated Loan GOs, 5% due 5/1/2019 ...............................    Aa2/AA-         1,948,340
 2,500,000  Massachusetts State Consolidated Loan GOs, 5 7/8% due 2/1/2020(o).........................    Aa2/AA-         2,768,700
 1,000,000  Massachusetts Water Pollution Abatement Trust Pool Program,
              5 1/2% due 8/1/2029 ....................................................................    Aaa/AAA         1,011,920
 4,500,000  Massachusetts Water Resources Authority Rev., 5 3/4% due 8/1/2039 ........................    Aaa/AAA         4,671,630
 5,000,000  Plymouth County, MA Certificates of Participation
              (Plymouth County Correctional Facility Project), 5% due 4/1/2022 .......................    Aaa/AAA         4,858,350
 4,000,000  Puerto Rico Highway & Transportation Authority Rev.,
              5 1/2% due 7/1/2036 ....................................................................    Baa1/A          3,993,480
 2,500,000  Route 3 North Transportation Improvement Association,
              Massachusetts Lease Rev., 5 3/8% due 6/15/2033 .........................................    Aaa/AAA         2,490,400
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $84,969,608) -- 104.2% ...............................................................       87,904,155
OTHER ASSETS LESS LIABILITIES -- (4.2)% ..........................................................................       (3,517,848)
                                                                                                                       ------------
NET ASSETS -- 100.0% .............................................................................................     $ 84,386,307
                                                                                                                       ------------

----------
(o) Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

MICHIGAN SERIES

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$1,280,000  Board of Regents of Eastern Michigan University General Rev.,
              5 5/8% due 6/1/2030 ....................................................................      Aaa/AAA    $  1,302,950
 5,000,000  Capital Region Airport Authority, MI Airport Rev., 6.70% due 7/1/2021*(o) ................      Aaa/AAA       5,159,200
 2,000,000  Capital Region Airport Authority, MI Airport Rev., 5 1/4% due 7/1/2021* ..................      Aaa/AAA       1,947,840
 5,000,000  Detroit, MI GOs, 5 1/2% due 4/1/2016 .....................................................      Aaa/AAA       5,136,150
 5,000,000  Detroit, MI Water Supply System Rev., 6 1/4% due 7/1/2012(o) .............................      Aaa/AAA       5,298,550
 3,000,000  Forest Hills Public Schools GOs, 5 1/2% due 5/1/2021 .....................................      Aa2/NR        3,058,680
 2,000,000  Grand Traverse County, MI Hospital Finance Authority
              (Munson Healthcare Obligated Group), 5% due 7/1/2028 ...................................      Aaa/NR        1,855,220
 2,500,000  Kalamazoo, MI Hospital Finance Authority Rev.
              (Bronson Methodist Hospital), 5 1/2% due 5/15/2028 .....................................      Aaa/NR        2,481,325
 3,000,000  Kent County, MI Airport Rev., 6.10% due 1/1/2025*(o) .....................................      Aaa/AAA       3,241,170
 1,850,000  Kent County, MI Airport Rev., 5% due 1/1/2028* ...........................................      Aaa/AAA       1,702,962
 3,000,000  Lansing, MI Building Authority Rev., 5.60% due 6/1/2019 ..................................      Aa3/AA+       3,057,120
 3,250,000  Marquette, MI Hospital Finance Authority Rev. (Marquette General Hospital),
              6.10% due 4/1/2019 .....................................................................      Aaa/AAA       3,392,805
 3,000,000  Michigan Public Power Agency Rev. (Belle River Project),
              5 1/4% due 1/1/2018 ....................................................................      A1/AA-        2,971,230
 1,000,000  Michigan State and Redevco, Inc. Certificates of Participation,
              5 1/2% due 6/1/2027 ....................................................................      Aaa/AAA       1,004,750
 3,000,000  Michigan State Building Authority Rev., 5% due 10/15/2024 ................................      Aa1/AA+       2,859,570
 3,385,000  Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019(o) ............      Aaa/AAA       3,627,704
 1,615,000  Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019 ...............      Aaa/AAA       1,636,108
 5,000,000  Michigan State Hospital Finance Authority Rev. (Oakwood Obligated Group),
              5 1/8% due 8/15/2025 ...................................................................      Aaa/AAA       4,754,650
 5,250,000  Michigan State Hospital Finance Authority Rev.
              (Mercy Health Services Obligated Group), 5 3/4% due 8/15/2026++.........................      Aa2/AA-       5,392,433
 6,000,000  Michigan State Hospital Finance Authority Rev. (Ascension Health Credit Group),
              6 1/8% due 11/15/2026 ..................................................................      Aa2/AA        6,192,060
 5,000,000  Michigan State Hospital Finance Authority Rev. (Sparrow Obligated Group),
              6% due 11/15/2036 ......................................................................      Aaa/AAA       5,124,700
    40,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
              6.80% due 12/1/2016 ....................................................................      NR/AA+           40,266
 3,580,000  Michigan State Housing Development Authority Rev. (Rental Housing),
              6.65% due 4/1/2023 .....................................................................      NR/AA-        3,681,386
 4,000,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
              6.05% due 12/1/2027 ....................................................................      NR/AA+        4,117,720
 3,000,000  Michigan State Strategic Fund Pollution Control Rev. (Detroit Edison Company),
              6 1/2% due 2/15/2016 ...................................................................      Aaa/AAA       3,069,870

----------
 ++ Escrowed-to-maturity security.
(o) Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

MICHIGAN SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$6,000,000  Michigan State Strategic Fund Pollution Control Rev. (General Motors Corp.),
              6.20% due 9/1/2020 .....................................................................      A3/BBB+    $  6,095,520
 5,000,000  Michigan State Trunk Line Rev., 5% due 11/1/2026 .........................................      Aaa/AAA       4,742,300
 6,300,000  Oxford, MI Area Community Schools GOs, 5 1/2% due 5/1/2021 ...............................      Aaa/AAA       6,390,720
 2,500,000  Puerto Rico Infrastructure Financing Authority Special Obligation Bonds,
              5 1/2% due 10/1/2040 ...................................................................      Aaa/AAA       2,557,575
 3,000,000  Royal Oak, MI Hospital Finance Authority Rev. (William Beaumont Hospital),
              5 1/4% due 1/1/2020 ....................................................................      Aa3/AA-       2,898,900
 2,000,000  Royal Oak, MI Hospital Finance Authority Rev. (William Beaumont Hospital),
              5 1/4% due 11/15/2035 ..................................................................      Aaa/AAA       1,905,980
 5,000,000  Walled Lake Consolidated School District GOs, 5 1/2% due 5/1/2022 ........................      Aaa/AAA       5,074,700
 5,000,000  Western Michigan State University Rev., 5 1/8% due 11/15/2022 ............................      Aaa/AAA       4,884,550
 3,000,000  Wyandotte, MI Electric Rev., 6 1/4% due 10/1/2017 ........................................      Aaa/AAA       3,115,710
                                                                                                                      -------------
TOTAL MUNICIPAL BONDS (Cost $116,631,319) -- 98.3% ................................................................     119,772,374
VARIABLE RATE DEMAND NOTES (Cost $1,600,000) -- 1.3% ..............................................................       1,600,000
OTHER ASSETS LESS LIABILITIES -- 0.4% .............................................................................         515,756
                                                                                                                      -------------
NET ASSETS -- 100.0% ..............................................................................................   $ 121,888,130
                                                                                                                      =============

MINNESOTA SERIES
   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$1,500,000  Buffalo, MN Independent School District GOs, 6.15% due 2/1/2022(o) .......................      Aaa/AAA    $  1,547,430
 2,350,000  Burnsville-Eagan-Savage, MN Independent School District GOs,
              5 1/8% due 2/1/2017 ....................................................................      Aa1/NR        2,356,416
 1,190,000  Cloquet, MN Pollution Control Rev. (Potlatch Corporation Projects),
              5.90% due 10/1/2026 ....................................................................      NR/BBB-       1,054,066
 2,000,000  Cuyana Range Hospital District, MN Health Facilities Rev., 6% due 6/1/2029 ...............       NR/NR        1,715,180
 3,545,000  Fridley, MN Independent School District GOs, 5.35% due 2/1/2021 ..........................      Aaa/AAA       3,557,691
 2,500,000  Hennepin County, MN Regional Railroad Limited Tax GOs, 5% due 2/1/2031 ...................      Aaa/AAA       2,373,950
 1,500,000  Minneapolis, MN GOs, 6% due 3/1/2016 .....................................................      Aa1/AAA       1,517,820
 4,725,000  Minneapolis, MN Rev. (University Gateway Project), 5 1/4% due 12/1/2024 ..................      Aa2/AA        4,656,866
 2,000,000  Minneapolis, MN Special School District GOs, 5% due 2/1/2014 .............................      Aa1/AA+       2,019,340
 5,000,000  Minneapolis - Saint Paul, MN Housing & Redevelopment Authority Health Care
              Rev. (Children's Health Care), 5 1/2% due 8/15/2025 ....................................      Aaa/AAA       5,001,950
 5,000,000  Minneapolis - Saint Paul, MN Metropolitan Airports Commission Rev.,
              5 3/4% due 1/1/2032 ....................................................................      Aaa/AAA       5,180,350

----------
(o) Pre-refunded security.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

MINNESOTA SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$1,250,000  Minnesota Agricultural & Economic Development Board Rev. (Evangelical
              Lutheran Good Samaritan Society Project), 5.15% due 12/1/2022 ..........................      Aaa/AAA    $  1,232,700
 3,000,000  Minnesota Agricultural & Economic Development Board Health Care Facilities
            Rev. (Benedictine Health System -- St. Mary's Duluth Clinic Health System
              Obligated Group), 5 1/8% due 2/15/2029 .................................................      Aaa/AAA       2,854,950
 2,775,000  Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
              5.40% due 4/1/2022 .....................................................................       A2/NR        2,771,614
 2,000,000  Minnesota Higher Education Facilities Authority Rev. (St. John's University),
              5.40% due 10/1/2022 ....................................................................       A3/NR        1,982,860
 1,775,000  Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
              5.40% due 4/1/2023 .....................................................................       A2/NR        1,766,160
 2,500,000  Minnesota Higher Education Facilities Authority Rev. (St. Olaf College),
              5 1/4% due 4/1/2029 ....................................................................       A2/NR        2,405,800
   540,000  Minnesota Housing Finance Agency (Single Family Mortgage),
              5.65% due 7/1/2022* ....................................................................      Aa1/AA+         540,130
 4,385,000  Minnesota Housing Finance Agency (Single Family Mortgage),
              6.85% due 1/1/2024* ....................................................................      Aa1/AA+       4,471,341
 2,000,000  Minnesota Public Facilities Authority Water Pollution Control Rev.,
              6 1/4% due 3/1/2015(o) .................................................................      Aaa/AAA       2,155,060
 5,000,000  Minnesota State GOs, 5.70% due 5/1/2016 ..................................................      Aaa/AAA       5,175,250
 4,000,000  Minnesota State Retirement System Building Rev., 6% due 6/1/2030 .........................      Aaa/AAA       4,259,880
 5,000,000  North Saint Paul - Maplewood, MN Independent School District GOs,
              5 1/8% due 2/1/2025 ....................................................................      Aa1/AA+       4,897,500
 2,000,000  Northfield, MN Independent School District GOs, 5 1/4% due 2/1/2017 ......................      Aa1/NR        2,010,320
 3,000,000  Rochester, MN Electric Utility Rev., 5 1/4% due 12/1/2024 ................................      Aaa/AAA       2,991,870
 1,000,000  Rochester, MN Electric Utility Rev., 5 1/4% due 12/1/2030 ................................      Aaa/AAA         988,230
 4,500,000  Rochester, MN Health Care Facilities Rev
              (Mayo Foundation/Mayo Medical Center), 6 1/4% due 11/15/2014 ...........................       NR/AA        4,678,290
 2,575,000  Rochester, MN Independent School District GOs,
              5 5/8% due 2/1/2016(o) .................................................................      Aa1/AA+       2,734,753
 2,715,000  Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2017(o).....................      Aa1/AA+       2,883,439
 3,750,000  Saint Cloud, MN Health Care Rev. (The Saint Cloud Hospital
              Obligated Group), 5 7/8% due 5/1/2030 ..................................................      Aaa/NR        3,884,025
    50,000  Saint Paul Port Authority, MN Industrial Development Rev. Series E,
              9 1/8% due 10/1/2002 ...................................................................      NR/CCC           49,636
    10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
              9 3/4% due 12/1/2002 ...................................................................      NR/CCC            9,926
    60,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
              9 1/8% due 12/1/2002 ...................................................................      NR/CCC           59,410

----------
(o) Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

MINNESOTA SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$   10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series L,
              9 1/8% due 12/1/2002 ...................................................................      NR/CCC     $      9,902
 1,500,000  Southern Minnesota Municipal Power Agency - Power Supply System Rev.,
              5 3/4% due 1/1/2018 ....................................................................       A2/A+        1,517,355
 8,020,000  Western Minnesota Municipal Power Agency - Power Supply Rev.,
              6 3/8% due 1/1/2016++ ..................................................................      Aaa/AAA       8,894,741
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $93,680,591) -- 98.4% .................................................................      96,206,201
OTHER ASSETS LESS LIABILITIES -- 1.6% .............................................................................       1,574,370
                                                                                                                       ------------
NET ASSETS -- 100.0% ..............................................................................................    $ 97,780,571
                                                                                                                       ============

MISSOURI SERIES

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,000,000  Curators of the University of Missouri Health Facilities Rev.
              (University of Missouri Health System), 5.60% due 11/1/2026 ............................      Aaa/AAA    $  2,016,320
 1,500,000  Hannibal, MO Industrial Development Authority Health Facilities Rev.
              (Hannibal Regional Hospital), 5 3/4% due 3/1/2022 ......................................      Aaa/AAA       1,527,765
 2,000,000  Missouri Development Finance Board Solid Waste Disposal Rev. (The Procter &
              Gamble Company Paper Products Project), 5.20% due 3/15/2029* ...........................      NR/AA-        1,908,020
    65,000  Missouri School Boards Pooled Financing Program Certificates of Participation,
              7 3/8% due 3/1/2006 ....................................................................      Aaa/AAA          66,418
   290,000  Missouri School Boards Pooled Financing Program Certificates of Participation,
              7% due 3/1/2006 ........................................................................      Aaa/AAA         295,991
 1,750,000  Missouri State Board of Public Buildings, 5 1/8% due 5/1/2026 ............................      Aa1/AA+       1,710,852
   815,000  Missouri State Environmental Improvement & Energy Resources Authority Rev.
              (State Revolving Fund Program), 6.55% due 7/1/2014(o)...................................      Aaa/NR          841,072
   185,000  Missouri State Environmental Improvement & Energy Resources Authority Rev.
              (State Revolving Fund Program), 6.55% due 7/1/2014 .....................................      Aaa/NR          190,482
 2,500,000  Missouri State Environmental Improvement & Energy Resources Authority Rev.
              (Union Electric Company Project), 5.45% due 10/1/2028* .................................      Aa3/A+        2,425,350
 2,000,000  Missouri State GOs, 5 5/8% due 4/1/2017 ..................................................      Aaa/AAA       2,073,580
 2,500,000  Missouri State Health & Educational Facilities Authority Rev.
              (Lester E. Cox Medical Centers Project), 5 1/4% due 6/1/2015 ...........................      Aaa/AAA       2,584,025
 1,500,000  Missouri State Health & Educational Facilities Authority Rev.
              (Sisters of Mercy Health System, St. Louis, Inc.), 6 1/4% due 6/1/2015++................      Aa1/NR        1,540,935
 1,500,000  Missouri State Health & Educational Facilities Authority Rev. (SSM Health Care),
              5% due 6/1/2022 ........................................................................      Aaa/AAA       1,433,790
 2,400,000  Missouri State Health & Educational Facilities Authority Rev.
              (St. Louis University), 5.20% due 10/1/2026 ............................................      Aaa/AAA       2,370,504

----------

 ++  Escrowed-to-maturity security.
(o)  Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

MISSOURI SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,500,000  Missouri State Health & Educational Facilities Authority Rev.
              (Washington University), 5% due 11/15/2037 .............................................      Aa1/AA+    $  2,327,500
 1,955,000  Missouri State Housing Development Commission Single Family Mortgage Rev.
              (Homeownership Loan Program), 5.90% due 9/1/2028* ......................................      NR/AAA        1,966,535
 1,000,000  Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 .................      Baa1/A        1,004,630
 1,000,000  St. Charles County, MO Certificates of Participation (Public Water Supply),
              5.10% due 12/1/2025 ....................................................................      Aaa/NR          975,760
 1,500,000  St. Louis, MO Industrial Development Authority Pollution Control Rev.
              (Anheuser-Busch Companies, Inc. Project), 6.65% due 5/1/2016 ...........................       A1/A+        1,749,420
 1,500,000  St. Louis, MO Municipal Finance Corporation City Justice Center Leasehold
              Improvement Rev., 5.95% due 2/15/2016(o) ...............................................      Aaa/AAA       1,642,335
 2,000,000  Southeast Missouri Correctional Facility Lease Rev. (Missouri State Project),
              5 3/4% due 10/15/2016++.................................................................      Aa2/NR        2,162,760
 1,500,000  Springfield, MO School District GOs, 5.85% due 3/1/2020 ..................................      NR/AA+        1,584,735
 1,750,000  University of Missouri Health Facilities Authority Rev.,
              5 1/2% due 11/1/2023 ...................................................................      Aa2/AA+       1,766,905
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $35,197,600) -- 97.5% .................................................................      36,165,684
OTHER ASSETS LESS LIABILITIES -- 2.5% .............................................................................         930,860
                                                                                                                       ------------
NET ASSETS -- 100.0% ..............................................................................................    $ 37,096,544
                                                                                                                       ============

NEW YORK SERIES

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,500,000  Albany, NY Industrial Development Agency Civic Facility Rev ............................
              (The College of Saint Rose Project), 5 3/8% due 7/1/2031 ...............................      Aaa/NR     $  2,502,700
 2,500,000  Long Island Power Authority, NY Electric Systems General Rev.,
              5 1/2% due 12/1/2029 ...................................................................      Baa1/A-       2,506,875
 2,000,000  Metropolitan Transportation Authority, NY (Dedicated Tax Fund),
              5% due 4/1/2023 ........................................................................      Aaa/AAA       1,966,800
 2,000,000  Metropolitan Transportation Authority, NY (Dedicated Tax Fund),
              5% due 11/15/2031 ......................................................................      Aaa/AAA       1,893,560
 2,250,000  Monroe County, NY Water Authority Water System Rev.,
              5 1/4% due 8/1/2036 ....................................................................      Aa3/AA        2,179,260
 4,000,000  New York City Municipal Water Finance Authority, NY Water & Sewer
              System Rev., 5 1/2% due 6/15/2033 ......................................................      Aa2/AA        4,047,200
     5,000  New York City, NY GOs, 7 1/4% due 8/15/2024 ..............................................       A2/A             5,017
 1,340,000  New York City, NY GOs, 6 1/4% due 4/15/2027 ..............................................       A2/A         1,424,675
 2,925,000  New York City, NY GOs, 6% due 5/15/2030 ..................................................       A2/A         3,073,766

----------

++  Escrowed-to-maturity security.
(o) Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

NEW YORK SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,220,000  New York City, NY Industrial Development Agency Civic Facility Rev.
              (The Nightingale-Bamford School Project), 5.85% due 1/15/2020 ..........................       A2/A      $  2,282,182
 4,000,000  New York City, NY Transitional Finance Authority (Future Tax Secured Bonds),
              5% due 5/1/2026 ........................................................................      Aa2/AA+       3,801,080
 4,000,000  New York City, NY Trust for Cultural Resources Rev.
              (American Museum of Natural History), 5.65% due 4/1/2027 ...............................      Aaa/AAA       4,110,240
 1,000,000  New York City, NY Trust for Cultural Resources Rev.
              (The Museum of Modern Art), 5 1/8% due 7/1/2031 ........................................      Aaa/AAA         969,710
 2,000,000  New York State Dormitory Authority Rev. (Fordham University),
              5 3/4% due 7/1/2015 ....................................................................      Aaa/AAA       2,108,620
 4,000,000  New York State Dormitory Authority Rev. (Rochester Institute of Technology),
              5 1/2% due 7/1/2018 ....................................................................      Aaa/AAA       4,112,800
 3,500,000  New York State Dormitory Authority Rev. (Mental Health Services Facilities
              Improvement), 5 3/4% due 8/15/2022 .....................................................      A3/AA-        3,587,570
 2,000,000  New York State Dormitory Authority Rev. (Skidmore College),
              5 3/8% due 7/1/2023 ....................................................................      Aaa/AAA       2,004,860
 1,500,000  New York State Dormitory Authority Rev. (Vassar Brothers Hospital),
              5 3/8% due 7/1/2025 ....................................................................      Aaa/AAA       1,494,930
 2,000,000  New York State Dormitory Authority Rev. (Hospital for Special Surgery),
              5% due 2/1/2028 ........................................................................      Aaa/AAA       1,880,620
 2,000,000  New York State Dormitory Authority Rev. (Rockefeller University),
              5% due 7/1/2028 ........................................................................      Aaa/AAA       1,931,780
 1,250,000  New York State Dormitory Authority Rev. (Yeshiva University),
              5% due 7/1/2030 ........................................................................      Aaa/AAA       1,188,263
 4,000,000  New York State Energy Research & Development Authority Gas Facilities Rev.
              (KeySpan Corporation), 5 1/2% due 1/1/2021 .............................................      Aaa/AAA       4,058,720
 3,000,000  New York State Environmental Facilities Corporation Pollution Control Rev.
              (State Water-- Revolving Fund), 6.90% due 11/15/2015 ...................................      Aaa/AAA       3,324,060
 3,000,000  New York State Housing Finance Agency Rev. (Phillips Village Project),
              7 3/4% due 8/15/2017* ..................................................................       A2/NR        3,262,980
 3,000,000  New York State Local Government Assistance Corp., 6% due 4/1/2024 ........................      A3/AA-        3,136,860
   990,000  New York State Mortgage Agency Rev. (Homeowner Mortgage),
              5 1/2% due 10/1/2028* ..................................................................      Aa1/NR          990,584
 1,000,000  New York State Mortgage Agency Rev. (Homeowner Mortgage),
              5.65% due 4/1/2030* ....................................................................      Aa1/NR        1,009,120
 3,540,000  New York State Thruway Authority (Highway and Bridge Trust Fund),
              5% due 4/1/2021 ........................................................................      Aaa/AAA       3,421,976
 2,000,000  New York State Thruway Authority Service Contract Rev.,
              6 1/4% due 4/1/2014(o)..................................................................      A3/AA-        2,214,860
 4,000,000  Onondaga County, NY Industrial Development Agency Sewer Facilities Rev.
              (Bristol-Myers Squibb Co. Project), 5 3/4% due 3/1/2024* ...............................      Aaa/AAA       4,258,480

----------
(o) Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

NEW YORK SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,250,000  Port Authority of New York and New Jersey Consolidated Rev.,
              6 1/8% due 6/1/2094 ....................................................................      A1/AA-     $  2,428,695
   500,000  Puerto Rico Highway & Transportation Authority Rev.,
              5 1/2% due 7/1/2026 ....................................................................      Baa1/A          502,315
 2,500,000  Rensselaer County, NY Industrial Development Agency Civic Facility Rev.
              (Polytechnic Institute Dormitory Project), 5 1/8% due 8/1/2029 .........................       A1/A+        2,398,725
 2,250,000  St. Lawrence County, NY Industrial Development Agency Civic Facility Rev.
              (Clarkson University Project), 5 1/2% due 7/1/2029 .....................................       A3/NR        2,212,358
 1,800,000  Triborough Bridge & Tunnel Authority General Purpose Rev.,
              5 1/2% due 1/1/2030 ....................................................................      Aa3/AA-       1,837,403
 2,500,000  Triborough Bridge & Tunnel Authority General Purpose Rev.,
              5% due 1/1/2032 ........................................................................      Aa3/AA-       2,349,025
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $84,238,753) -- 98.4% .................................................................      86,478,669
OTHER ASSETS LESS LIABILITIES -- 1.6% .............................................................................       1,406,122
                                                                                                                       ------------
NET ASSETS -- 100.0% ..............................................................................................    $ 87,884,791
                                                                                                                       ============

OHIO SERIES
   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,250,000  Beavercreek Local School District, OH GOs (School Improvement Bonds),
              5.70% due 12/1/2020 ....................................................................      Aaa/AAA    $  2,314,283
 4,000,000  Butler County, OH Transportation Improvement District Highway
              Improvement Rev., 5 1/8% due 4/1/2017 ..................................................      Aaa/AAA       4,006,760
 3,600,000  Cincinnati, OH GOs, 6% due 12/1/2035 .....................................................      Aa1/AA+       3,806,460
 4,000,000  Cleveland, OH Airport System Rev., 5 1/8% due 1/1/2027* ..................................      Aaa/AAA       3,782,600
 2,395,000  Cleveland, OH Airport System Rev., 5 1/8% due 1/1/2027 ...................................      Aaa/AAA       2,324,515
 5,000,000  Cleveland, OH Public Power System Rev., 5% due 11/15/2024 ................................      Aaa/AAA       4,796,950
 3,915,000  Cleveland, OH Waterworks Improvement First Mortgage Rev.,
              5 3/4% due 1/1/2021(o) .................................................................      Aaa/AAA       4,260,734
    85,000  Cleveland, OH Waterworks Improvement First Mortgage Rev.,
              5 3/4% due 1/1/2021 ....................................................................      Aaa/AAA          87,677
 4,500,000  Columbus, OH Municipal Airport Authority Rev.
              (Port Columbus International Airport Project), 6% due 1/1/2020* ........................      Aaa/AAA       4,663,125
 1,000,000  Columbus, OH Municipal Airport Authority Rev.
              (Port Columbus International Airport Project), 5% due 1/1/2028 .........................      Aaa/AAA         943,960
 7,000,000  Franklin County, OH GOs, 5 3/8% due 12/1/2020 ............................................      Aaa/AAA       7,081,690
 1,250,000  Franklin County, OH Hospital Improvement Rev.
              (The Children's Hospital Project), 5.20% due 5/1/2029 ..................................      Aa2/NR        1,181,637

----------
(o) Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

OHIO SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$4,000,000  Franklin County, OH Hospital Improvement Rev.
              (The Children's Hospital Project), 5 1/4% due 5/1/2031 .................................      Aaa/NR     $  3,889,400
 2,650,000  Franklin County, OH Hospital Rev. (Riverside United Methodist Hospital),
              5 3/4% due 5/15/2020 ...................................................................       A1/NR        2,582,876
 2,500,000  Hamilton County, OH Sewer System Rev., 5 1/2% due 12/1/2017 ..............................      Aaa/AAA       2,541,300
 5,000,000  Hamilton County, OH Electric System Mortgage Rev., 6% due 10/15/2023 .....................      Aaa/AAA       5,164,050
 2,000,000  Ohio Air Quality Development Authority Rev.
              (Cincinnati Gas & Electric Company Project), 5.45% due 1/1/2024 ........................      Aaa/AAA       2,002,380
 6,500,000  Ohio Air Quality Development Authority Rev. (JMG Project),
              6 3/8% due 1/1/2029* ...................................................................      Aaa/AAA       7,031,115
 4,310,000  Ohio Housing Finance Agency Residential Mortgage Rev.
              (Mortgage-Backed Securities Program), 6.10% due 9/1/2028* ..............................      Aaa/NR        4,407,277
 2,500,000  Ohio Housing Finance Agency Residential Mortgage Rev.,
              5.40% due 9/1/2029* ....................................................................      Aaa/NR        2,413,250
 2,500,000  Ohio State Environmental Facilities Rev. (Ford Motor Company Project),
              6.15% due 6/1/2030* ....................................................................      Baa1/BBB+     2,551,450
 4,000,000  Ohio State Higher Educational Facilities Commission Rev.
             (University of Dayton Project), 5.40% due 12/1/2022 .....................................      Aaa/AAA       4,028,640
 1,000,000  Ohio State Sewage Facilities Rev. (Anheuser-Busch Project),
              6% due 8/1/2038* .......................................................................       A1/A+        1,023,720
 3,000,000  Ohio State University (A State University of Ohio), 5.80% due 12/1/2029 ..................      Aa2/AA        3,137,340
 1,000,000  Ohio State University (A State University of Ohio), 5 1/8% due 12/1/2031 .................      Aa2/AA          960,900
 1,690,000  Ohio State Water Development Authority Rev. (Safe Water),
              9 3/8% due 12/1/2010++..................................................................      Aaa/AAA       2,024,062
 7,500,000  Ohio State Water Development Authority Rev. (Fresh Water),
              5 1/8% due 12/1/2023 ...................................................................      Aaa/AAA       7,340,925
 5,000,000  Ohio State Water Development Authority Rev. (Community Assistance),
              5 3/8% due 12/1/2024 ...................................................................      Aaa/AAA       5,019,850
 4,000,000  Ohio State Water Development Authority Rev.
              (Dayton Power & Light Co. Project), 6.40% due 8/15/2027 ................................      A2/BBB+       4,066,000
 2,500,000  Ohio State Water Development Authority Solid Waste Disposal Rev.
              (North Star BHP Steel, L.L.C. Project - Cargill, Incorporated, Guarantor),
              6.30% due 9/1/2020* ....................................................................       A1/A+        2,563,175
 1,500,000  Ohio Turnpike Authority Rev., 5 1/4% due 2/15/2031 .......................................      Aaa/AAA       1,471,485
 3,000,000  Ohio Turnpike Commission Rev., 5 1/2% due 2/15/2026 ......................................      Aaa/AAA       3,134,700
 2,545,000  Pickerington Local School District, OH School Building Construction GOs,
              8% due 12/1/2005++ .....................................................................      Aaa/AAA       2,811,105
 4,000,000  Puerto Rico Highway & Transportation Authority Rev.,
              5 1/2% due 7/1/2036 ....................................................................      Baa1/A        3,993,480

----------
 ++  Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

OHIO SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,500,000  Puerto Rico Infrastructure Financing Authority Rev.,
              5 1/2% due 10/1/2040 ...................................................................      Aaa/AAA    $  2,557,575
 1,000,000  Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2022(o) .............................      NR/AAA        1,040,870
 2,500,000  Twinsburg City School District, OH School Improvement GOs,
              5.90% due 12/1/2021 ....................................................................      Aaa/AAA       2,616,050
 1,000,000  University of Cincinnati, OH General Receipt Bonds,
              5 1/4% due 6/1/2024 ....................................................................      Aaa/AAA         992,160
 2,300,000  University of Toledo (A State University of Ohio),
              5 1/8% due 6/1/2030 ....................................................................      Aaa/AAA       2,218,465
 1,030,000  Worthington City School District, OH School Building Construction &
              Improvement GOs, 8 3/4% due 12/1/2002 ..................................................      Aaa/AAA       1,041,957
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $120,403,845) -- 97.6% ................................................................     123,875,948
VARIABLE RATE DEMAND NOTES (Cost $800,000) -- 0.6% ................................................................         800,000
OTHER ASSETS LESS LIABILITIES -- 1.8% .............................................................................       2,264,176
                                                                                                                       ------------
NET ASSETS -- 100.0% ..............................................................................................    $126,940,124
                                                                                                                       ============

OREGON SERIES

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,000,000  Benton County, OR Hospital Facilities Authority Rev.
              (Samaritan Health Services Project), 5 1/8% due 10/1/2028 ..............................       NR/A      $  1,854,000
 2,000,000  Chemeketa, OR Community College District GOs,
              5.95% due 6/1/2016(o) ..................................................................      Aaa/AAA       2,168,700
 1,500,000  Clackamas County, OR Hospital Facility Authority Rev. (Legacy Health System),
              5 1/4% due 2/15/2018 ...................................................................      Aa3/AA        1,469,850
 1,000,000  Clackamas County, OR Hospital Facility Authority Rev. (Legacy Health System),
              5 1/4% due 5/1/2021 ....................................................................      Aa3/AA          974,080
 2,000,000  Clackamas County, OR Recreational Facilities Rev.
              (North Clackamas Parks & Recreation District), 5.70% due 4/1/2013++.....................       NR/A-        2,154,840
 1,000,000  Clackamas County, OR School District GOs, 5% due 6/15/2025 ...............................      Aaa/AAA         960,120
 1,175,000  Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009 ...............................      Aa1/AA-       1,185,281
 1,250,000  Multnomah County, OR Educational Facility Rev. (University of Portland),
              5% due 4/1/2018 ........................................................................      Aaa/AAA       1,229,712
 1,750,000  Multnomah County School District, OR GOs, 5 1/2% due 6/1/2015(o) .........................       A1/A         1,865,360
 2,000,000  Northern Wasco County, OR People's Utility District Rev.
              (McNary Dam Fishway Project), 5.20% due 12/1/2024 ......................................      Aa1/AA-       1,976,240
   750,000  Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic Health
              Corporation (Dominican Sisters of Ontario Inc., d.b.a. Holy Rosary Medical
              Center Project), 6.10% due 11/15/2017 ..................................................      Aa3/AA-         766,268

----------
 ++  Escrowed-to-maturity security.
(o)  Pre-refunded security
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

OREGON SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,250,000  Oregon Department of Administrative Services Certificates of Participation,
              5% due 5/1/2024 ........................................................................      Aaa/AAA    $  2,163,758
 1,000,000  Oregon Department of Administrative Services Certificates of Participation,
              6% due 5/1/2026(o) .....................................................................      Aaa/AAA       1,118,550
 2,000,000  Oregon Department of Administrative Services Certificates of Participation,
              5% due 5/1/2026 ........................................................................      Aaa/AAA       1,916,180
 1,000,000  Oregon Department of Transportation Regional Light Rail Extension Rev.,
              6.20% due 6/1/2008 .....................................................................      Aaa/AAA       1,080,720
 2,000,000  Oregon Health, Housing, Educational & Cultural Facilities Authority Rev.
              (Linfield College Project), 5 1/4% due 10/1/2023 .......................................      Baa1/NR       1,791,220
 2,500,000  Oregon Health, Housing, Educational & Cultural Facilities Authority Rev.
              (Reed College Project), 5 3/8% due 7/1/2025 ............................................      NR/AA-        2,471,975
 1,250,000  Oregon Health Sciences University Rev., 5 1/4% due 7/1/2028 ..............................      Aaa/AAA       1,214,350
 2,000,000  Oregon Housing & Community Services Department Housing & Finance Rev.
              (Assisted or Insured Multi-Unit Program), 5 3/4% due 7/1/2012 ..........................      Aa2/A+        2,017,500
 2,290,000  Oregon Housing & Community Services Department Mortgage Rev.
              (Single Family Mortgage Program), 6 1/4% due 7/1/2029* .................................      Aa2/NR        2,373,654
 2,000,000  Oregon Housing & Community Services Department Rev.
              (Multi-Family Housing), 6.05% due 7/1/2042* ............................................      Aa2/NR        2,023,080
 2,500,000  Oregon State Bond Bank Rev. (Oregon Economic & Community
              Development Department), 5 1/2% due 1/1/2026 ...........................................      Aaa/AAA       2,541,450
   500,000  Oregon State GOs (Veterans' Welfare), 9% due 10/1/2006 ...................................      Aa2/AA          604,260
 1,060,000  Oregon State GOs (Veterans' Welfare), 5 7/8% due 10/1/2018 ...............................      Aa2/AA        1,104,170
 1,000,000  Oregon State GOs (Elderly & Disabled Housing), 6.60% due 8/1/2022* .......................      Aa2/AA        1,030,270
   950,000  Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*(o) ..................      Aaa/AAA       1,117,751
   500,000  Port of Portland, OR International Airport Rev., 5 3/4% due 7/1/2025* ....................      Aaa/AAA         506,505
 1,500,000  Port of Portland, OR International Airport Rev., 5 5/8% due 7/1/2026* ....................      Aaa/AAA       1,510,455
 2,000,000  Portland, OR Sewer System Rev., 5% due 6/1/2015 ..........................................      Aaa/AAA       2,007,100
 1,000,000  Puerto Rico Highway & Transportation Authority Rev.,
              5 1/2% due 7/1/2026 ....................................................................      Baa1/A        1,004,630
 1,500,000  Puerto Rico Highway & Transportation Authority Rev., 5 3/8% due 7/1/2036 .................      Baa1/A        1,464,300
 1,000,000  Puerto Rico Ports Authority Rev., 7% due 7/1/2014* .......................................      Aaa/AAA       1,034,650
 2,000,000  Salem, OR Hospital Facility Authority Rev. (Salem Hospital),
              5% due 8/15/2018 .......................................................................      NR/AA-        1,903,180
   840,000  Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
              7 3/8% due 1/1/2007 ....................................................................      Baa1/NR         850,348
   500,000  Virgin Islands Public Finance Authority Rev., 5 1/2% due 10/1/2022 .......................      NR/BBB-         490,360
 2,355,000  Washington County, OR GOs, 5% due 6/1/2026 ...............................................      Aa2/NR        2,265,369

----------
(o) Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

OREGON SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$1,500,000  Washington County, OR Unified Sewerage Agency Rev.,
              5 3/4% due 10/1/2011 ...................................................................      Aaa/AAA    $  1,643,745
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $54,569,933) -- 96.4% .................................................................      55,853,981
VARIABLE RATE DEMAND NOTES (Cost $1,000,000) -- 1.7% ..............................................................       1,000,000
OTHER ASSETS LESS LIABILITIES -- 1.9% .............................................................................       1,086,623
                                                                                                                       ------------
NET ASSETS -- 100.0% ..............................................................................................    $ 57,940,604
                                                                                                                       ============

SOUTH CAROLINA SERIES

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,500,000  Charleston County, SC School District GOs, 5% due 2/1/2025 ...............................      Aa1/AA+    $  2,401,150
 5,000,000  Coastal Carolina University, SC Improvement Rev., 5.30% due 6/1/2026 .....................      Aaa/NR        4,945,850
 6,000,000  Darlington County, SC Industrial Development Rev. (Nucor Corporation Project),
              5 3/4% due 8/1/2023* ...................................................................      A1/AA-        6,006,660
 2,500,000  Darlington County, SC Industrial Development Rev
              (Sonoco Products Company Project), 6% due 4/1/2026* ....................................       A2/A-        2,506,225
 3,000,000  Fairfield County, SC Pollution Control Rev
              (South Carolina Electric & Gas Company), 6 1/2% due 9/1/2014 ...........................       A1/A         3,131,010
 1,000,000  Georgetown County, SC Environmental Improvement Rev.,
              (International Paper Company), 5.95% due 3/15/2014 .....................................      Baa2/BBB      1,031,960
 3,000,000  Greenville Hospital System, SC Hospital Facilities Rev.,
              5 1/2% due 5/1/2016 ....................................................................      Aa3/AA        3,012,510
 2,000,000  Greenville Hospital System, SC Hospital Facilities Rev.,
              5 1/4% due 5/1/2023 ....................................................................      Aa3/AA        1,913,880
 3,000,000  Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
              5 7/8% due 10/1/2017 ...................................................................      Aaa/AAA       3,067,050
 3,000,000  Lexington County, SC Hospital Rev. (Health Services District, Inc.),
              5 1/8% due 11/1/2026 ...................................................................      Aaa/AAA       2,845,290
 3,000,000  Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020 ..................................      Aaa/AAA       3,109,770
 1,500,000  North Charleston Sewer District, SC Rev., 6 3/8% due 7/1/2012 ............................      Aaa/AAA       1,711,695
 1,250,000  Piedmont Municipal Power Agency, SC Electric Rev.,
              6 1/4% due 1/1/2021 ....................................................................      Aaa/AAA       1,391,525
 1,000,000  Puerto Rico Highway & Transportation Authority Rev.,
              5 1/2% due 7/1/2036 ....................................................................      Baa1/A          998,370
 2,000,000  Puerto Rico Highway & Transportation Authority Rev.,
              5% due 7/1/2038 ........................................................................      Baa1/A        1,834,660
 2,500,000  Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control
              Facilities Financing Authority Higher Education Rev. (InterAmerican
              University of Puerto Rico Project), 5% due 10/1/2022 ...................................      Aaa/AAA       2,450,675

----------
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS (unaudited)
MARCH 31, 2002

SOUTH CAROLINA SERIES (CONTINUED)

   FACE                                                                                                     RATINGS          MARKET
  AMOUNT                                     MUNICIPAL BONDS                                              MOODY'S/S&P        VALUE
  ------                                     ---------------                                              -----------        -----
$2,000,000  Richland County, SC Solid Waste Disposal Facilities Rev.
              (Union Camp Corp. Project), 7.45% due 4/1/2021* ........................................      Baa2/BBB   $  2,048,460
 1,000,000  Richland County, SC Solid Waste Disposal Facilities Rev.
              (Union Camp Corp. Project), 7 1/8% due 9/1/2021* .......................................      Baa2/BBB      1,021,300
 5,000,000  Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020 ............................      Aaa/AAA       4,828,350
 3,000,000  South Carolina Jobs - Economic Development Authority Hospital Rev.
              (Anderson Area Medical Center, Inc.), 5 1/4% due 2/1/2018 ..............................      NR/AA-        2,942,880
 2,000,000  South Carolina Jobs - Economic Development Authority Hospital Rev.
              (Georgetown Memorial Hospital), 5% due 11/1/2029 .......................................      Aaa/NR        1,853,420
 5,000,000  South Carolina Public Service Authority Rev., 5 7/8% due 1/1/2023 ........................      Aaa/AAA       5,175,700
 1,815,000  South Carolina State Housing Finance & Development Authority Rental
              Housing Rev. (North Bluff Project), 5.60% due 7/1/2016 .................................       NR/AA        1,792,040
 1,000,000  South Carolina State Housing Finance & Development Authority Rev.
              (Multi-Family Development), 6 7/8% due 11/15/2023 ......................................      Aaa/NR        1,021,890
 4,475,000  South Carolina State Housing Finance & Development Authority Mortgage
              Rev., 5.40% due 7/1/2029* ..............................................................      Aaa/NR        4,295,910
 5,000,000  South Carolina State Ports Authority Rev., 5.30% due 7/1/2026* ...........................      Aaa/AAA       4,834,000
 5,000,000  South Carolina Transportation Infrastructure Bank Rev., 5 3/8% due 10/1/2024 .............      Aaa/AAA       5,008,450
 2,500,000  Spartanburg, SC Water System Rev., 5% due 6/1/2027 .......................................      Aaa/AAA       2,367,650
 3,000,000  University of South Carolina Rev., 5 3/4% due 6/1/2026 ...................................      Aaa/AAA       3,062,880
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $81,249,436) -- 97.7% .................................................................      82,611,210
OTHER ASSETS LESS LIABILITIES -- 2.3% .............................................................................       1,919,006
                                                                                                                       ------------
NET ASSETS -- 100.0% ..............................................................................................    $ 84,530,216
                                                                                                                       ============

----------
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
MARCH 31, 2002

                                                           NATIONAL        COLORADO        GEORGIA      LOUISIANA       MARYLAND
                                                            SERIES          SERIES         SERIES         SERIES         SERIES
                                                         ------------    ------------   ------------   ------------   ------------
ASSETS:
Investments, at value (see portfolios of investments):
    Long-term holdings ...............................   $ 92,276,731    $ 35,554,000   $ 39,710,695   $ 47,003,149   $ 43,796,541
    Short-term holdings ..............................        500,000       1,100,000             --      3,200,000      1,300,000
                                                         ------------    ------------   ------------   ------------   ------------
                                                           92,776,731      36,654,000     39,710,695     50,203,149     45,096,541
Cash .................................................             --         217,581             --         58,414        454,460
Interest receivable ..................................      1,393,574         645,301        646,706        796,425        813,535
Expenses prepaid to shareholder
    service agent ....................................         15,697           6,037          6,037          6,843          8,050
Receivable for Capital Stock sold ....................          1,603          87,995          5,966          1,440        117,027
Receivable for securities sold .......................             --              --             --        110,000      1,543,298
Other ................................................          2,379           4,638          4,107          5,854          7,582
                                                         ------------    ------------   ------------   ------------   ------------
TOTAL ASSETS .........................................     94,189,984      37,615,552     40,373,511     51,182,125     48,040,493
                                                         ------------    ------------   ------------   ------------   ------------

LIABILITIES:
Payable for Capital Stock repurchased ................        238,694           5,023         50,921         79,774         15,120
Dividends payable ....................................        168,787          61,737         67,799         81,561         81,922
Payable to the Manager ...............................         40,209          16,000         17,138         20,912         20,384
Bank overdraft .......................................         36,058              --        412,564             --             --
Payable for securities purchased .....................             --              --             --      2,244,913             --
Accrued expenses and other ...........................         90,288          45,268         57,622         56,504         60,087
                                                         ------------    ------------   ------------   ------------   ------------
TOTAL LIABILITIES ....................................        574,036         128,028        606,044      2,483,664        177,513
                                                         ------------    ------------   ------------   ------------   ------------
NET ASSETS ...........................................   $ 93,615,948    $ 37,487,524   $ 39,767,467   $ 48,698,461   $ 47,862,980
                                                         ============    ============   ============   ============   ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value):
    Class A ..........................................   $     11,147    $      5,074   $      4,816   $      5,893   $      5,731
    Class C ..........................................            402              13             63             99             51
    Class D ..........................................            488              59            240            118            277
Additional paid-in capital ...........................     94,509,856      36,922,213     38,841,609     47,435,694     46,234,714
Undistributed net investment income ..................        110,137          63,475         92,720        135,671        107,639
Undistributed/accumulated net realized
    gain (loss) ......................................     (1,235,986)          8,728         20,233         64,956        101,069
Net unrealized appreciation of investments ...........        219,904         487,962        807,786      1,056,030      1,413,499
                                                         ------------    ------------   ------------   ------------   ------------
NET ASSETS ...........................................   $ 93,615,948    $ 37,487,524   $ 39,767,467   $ 48,698,461   $ 47,862,980
                                                         ============    ============   ============   ============   ============

NET ASSETS:
    Class A ..........................................   $ 86,693,522    $ 36,960,864   $ 37,414,501   $ 46,973,124   $ 45,270,966
    Class C ..........................................   $  3,125,118    $     94,375   $    487,511   $    786,558   $    400,124
    Class D ..........................................   $  3,797,308    $    432,285   $  1,865,455   $    938,779   $  2,191,890

SHARES OF CAPITAL STOCK OUTSTANDING:
    Class A ..........................................     11,146,783       5,073,588      4,816,218      5,892,591      5,731,398
    Class C ..........................................        401,679          12,967         62,613         98,680         50,581
    Class D ..........................................        488,125          59,395        239,613        117,786        277,119

NET ASSET VALUE PER SHARE:
    CLASS A ..........................................          $7.78           $7.29          $7.77          $7.97          $7.90
    CLASS C ..........................................          $7.78           $7.28          $7.79          $7.97          $7.91
    CLASS D ..........................................          $7.78           $7.28          $7.79          $7.97          $7.91

----------
See Notes to Financial Statements.

MASSACHUSETTS       MICHIGAN        MINNESOTA         MISSOURI         NEW YORK          OHIO             OREGON      SOUTH CAROLINA
   SERIES            SERIES          SERIES            SERIES           SERIES          SERIES            SERIES          SERIES
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


$  87,904,155    $ 119,772,374    $  96,206,201    $  36,165,684    $  86,478,669    $ 123,875,948    $  55,853,981   $  82,611,210
           --        1,600,000               --               --               --          800,000        1,000,000              --
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
   87,904,155      121,372,374       96,206,201       36,165,684       86,478,669      124,675,948       56,853,981      82,611,210
       19,180          425,699          452,541          410,003           71,216          533,541          210,420         756,295
    1,147,301        2,220,989        1,497,618          642,159        1,456,950        2,065,143          991,994       1,421,871

       14,087           20,124           17,307            6,037           13,685           20,125            9,257          15,697
       56,705          197,756               95               --          158,292           35,381           14,833          36,634
           --          255,000               --               --               --               --          187,031              --
        8,465            7,238            6,357            4,573            6,366            7,321            7,684           5,234
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
   89,149,893      124,499,180       98,180,119       37,228,456       88,185,178      127,337,459       58,275,200      84,846,941
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


      231,091          264,804           87,829               --           32,568            5,387          152,434          38,481
      145,983          216,827          166,357           62,074          150,814          222,193           98,060         149,233
       36,305           52,160           41,827           15,884           37,577           54,369           24,880          36,175
           --               --               --               --               --               --               --              --
    4,267,710        1,968,880               --               --               --               --               --              --
       82,497          108,379          103,535           53,954           79,428          115,386           59,222          92,836
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
    4,763,586        2,611,050          399,548          131,912          300,387          397,335          334,596         316,725
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
$  84,386,307    $ 121,888,130    $  97,780,571    $  37,096,544    $  87,884,791    $ 126,940,124    $  57,940,604   $  84,530,216
=============    =============    =============    =============    =============    =============    =============   =============



$      10,436    $      14,411    $      12,661    $       4,817    $      10,023    $      15,834    $       7,133   $       9,905
          157              128               51               10              562              125              162             263
          201              243              218               75              408              206              298             568
   81,392,288      118,567,788       95,492,673       36,032,815       85,568,962      123,176,110       56,480,779      82,852,774
      212,107          178,675          336,204           97,136           84,614          317,387          167,026         260,619

     (163,429)         (14,170)        (586,846)          (6,393)         (19,694)         (41,641)           1,158          44,313
    2,934,547        3,141,055        2,525,610          968,084        2,239,916        3,472,103        1,284,048       1,361,774
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
$  84,386,307    $ 121,888,130    $  97,780,571    $  37,096,544    $  87,884,791    $ 126,940,124    $  57,940,604   $  84,530,216
=============    =============    =============    =============    =============    =============    =============   =============


$  81,591,770    $ 118,829,574    $  95,743,230    $  36,459,114    $  80,123,823    $ 124,328,463    $  54,429,294   $  77,997,501
$   1,226,369    $   1,056,631    $     385,777    $      72,802    $   4,496,911    $     985,903    $   1,237,407   $   2,065,351
$   1,568,168    $   2,001,925    $   1,651,564    $     564,628    $   3,264,057    $   1,625,758    $   2,273,903   $   4,467,364


   10,436,097       14,410,597       12,660,950        4,816,905       10,022,819       15,833,586        7,133,053       9,905,267
      156,924          128,249           51,013            9,618          561,825          124,879          162,244         262,537
      200,628          242,984          218,374           74,585          407,862          205,952          298,185         567,863


        $7.82            $8.25            $7.56            $7.57            $7.99            $7.85            $7.63            $7.87
        $7.82            $8.24            $7.56            $7.57            $8.00            $7.89            $7.63            $7.87
        $7.82            $8.24            $7.56            $7.57            $8.00            $7.89            $7.63            $7.87

STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MARCH 31, 2002

                                            NATIONAL      COLORADO        GEORGIA       LOUISIANA       MARYLAND
                                             SERIES        SERIES          SERIES         SERIES         SERIES
                                          -----------    -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Interest ..............................   $ 2,663,730    $ 1,012,940    $ 1,094,013    $ 1,376,575    $ 1,338,812
                                          -----------    -----------    -----------    -----------    -----------

EXPENSES:
Management fees .......................       240,081         94,591        101,105        124,676        120,372
Distribution and service fees .........        80,424         22,792         30,044         32,936         36,145
Shareholder account services ..........        63,779         31,226         26,019         30,460         39,768
Registration ..........................        22,293          5,892          5,350          5,950          5,615
Auditing and legal fees ...............        15,691          6,923          7,158          8,018          9,317
Custody and related services ..........        14,851          8,436          6,172          5,833          4,658
Shareholder reports and communications          7,447          7,371          4,874          4,197          5,005
Directors' fees and expenses ..........         4,060          4,500          3,001          3,518          3,188
Miscellaneous .........................         2,232          1,616          1,625          1,657          1,714
                                          -----------    -----------    -----------    -----------    -----------
TOTAL EXPENSES ........................       450,858        183,347        185,348        217,245        225,782
                                          -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME .................     2,212,872        829,593        908,665      1,159,330      1,113,030
                                          -----------    -----------    -----------    -----------    -----------


NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments        13,966         12,182         25,790         64,956        105,372
Net change in unrealized
    appreciation of investments .......    (2,449,212)      (910,620)      (631,918)    (1,152,766)    (1,061,376)
                                          -----------    -----------    -----------    -----------    -----------
NET LOSS ON INVESTMENTS ...............    (2,435,246)      (898,438)      (606,128)    (1,087,810)      (956,004)
                                          -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS ........................   $  (222,374)   $   (68,845)   $   302,537    $    71,520    $   157,026
                                          ===========    ===========    ===========    ===========    ===========

----------
See Notes to Financial Statements.

MASSACHUSETTS     MICHIGAN      MINNESOTA       MISSOURI       NEW YORK         OHIO          OREGON      SOUTH CAROLINA
   SERIES          SERIES        SERIES          SERIES         SERIES         SERIES         SERIES         SERIES
------------    -----------    -----------    -----------    -----------    -----------    -----------    ------------

$ 2,325,579     $ 3,378,354    $ 2,697,781    $ 1,017,416    $ 2,378,694    $ 3,502,503    $ 1,551,736    $ 2,407,517
-----------     -----------    -----------    -----------    -----------    -----------    -----------    -----------


    217,395         309,903        248,209         94,335        222,143        323,135        146,075        219,302
     54,491          83,457         58,464         20,165         84,273         76,750         43,812         67,816
     56,342          94,430         69,308         31,571         66,870        101,615         45,593         77,511
      7,745           6,018         14,600          5,216          7,059          6,612          5,200          6,200
     12,909          15,379         14,486          6,917         11,546         15,201         11,835         11,448
     10,522          15,026         11,327          5,476         10,003         13,504         13,035          7,702
      8,575           6,969          9,566          4,402          4,397          8,530          4,827          6,976
      3,864           4,343          4,031          3,000          5,380          4,436          3,258          3,658
      2,164           2,617          2,827          1,697          2,323          2,882          1,860          2,268
-----------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
    374,007         538,142        432,818        172,779        413,994        552,665        275,495        402,881
-----------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
  1,951,572       2,840,212      2,264,963        844,637      1,964,700      2,949,838      1,276,241      2,004,636
-----------     -----------    -----------    -----------    -----------    -----------    -----------    -----------




         --              --         68,552         (2,753)       151,094        (36,459)         9,499         49,149

 (2,145,463)     (2,683,002)    (2,186,528)      (954,235)    (1,949,788)    (2,924,887)    (1,343,714)    (2,148,527)
-----------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
 (2,145,463)     (2,683,002)    (2,117,976)      (956,988)    (1,798,694)    (2,961,346)    (1,334,215)    (2,099,378)
-----------     -----------    -----------    -----------    -----------    -----------    -----------    -----------

$  (193,891)    $   157,210    $   146,987    $  (112,351)   $   166,006    $   (11,508)   $   (57,974)   $   (94,742)
===========     ===========    ===========    ===========    ===========    ===========    ===========    ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                             NATIONAL SERIES                COLORADO SERIES                   GEORGIA SERIES
                                      ----------------------------    ----------------------------    ----------------------------
                                       SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                         ENDED           YEAR             ENDED          YEAR             ENDED           YEAR
                                        3/31/02          ENDED           3/31/02         ENDED           3/31/02          ENDED
                                      (UNAUDITED)       9/30/01        (UNAUDITED)      9/30/01        (UNAUDITED)       9/30/01
                                      ------------    ------------    ------------    ------------    ------------    ------------
OPERATIONS:
Net investment income .............   $  2,212,872    $  4,496,228    $    829,593    $  1,765,282    $    908,665    $  1,819,346
Net realized gain (loss) on
  investments .....................         13,966         (98,421)         12,182          70,927          25,790          70,080
Net change in unrealized
  appreciation/depreciation of
  investments .....................     (2,449,212)      4,113,803        (910,620)      2,305,991        (631,918)      1,471,762
                                      ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS .................       (222,374)      8,511,610         (68,845)      4,142,200         302,537       3,361,188
                                      ------------    ------------    ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A .........................     (2,040,902)     (4,257,871)       (811,558)     (1,745,094)       (839,811)     (1,734,578)
  Class C .........................        (60,138)        (89,868)         (1,698)         (2,999)         (6,991)         (9,402)
  Class D .........................        (67,709)       (148,489)         (7,316)        (23,695)        (34,436)        (75,366)
Net realized long-term gain on
 investments:
  Class A .........................             --              --         (60,210)             --         (68,209)       (208,671)
  Class C .........................             --              --            (155)             --            (688)         (1,690)
  Class D .........................             --              --            (677)             --          (3,511)        (11,681)
                                      ------------    ------------    ------------    ------------    ------------    ------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS ...................     (2,168,749)     (4,496,228)       (881,614)     (1,771,788)       (953,646)     (2,041,388)
                                      ------------    ------------    ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .     13,171,223      15,843,486         883,730       2,417,892         637,281       2,223,873
Investment of dividends ...........      1,189,019       2,437,935         440,131         969,047         556,081       1,132,033
Exchanged from associated Funds ...      6,953,286      24,514,410         225,875         747,917          52,988         390,795
Shares issued in payment of
  gain distributions ..............             --              --          43,635              --          55,969         172,469
                                      ------------    ------------    ------------    ------------    ------------    ------------
Total .............................     21,313,528      42,795,831       1,593,371       4,134,856       1,302,319       3,919,170
                                      ------------    ------------    ------------    ------------    ------------    ------------
Cost of shares repurchased ........     (8,355,534)    (12,909,071)     (1,152,945)     (5,760,104)     (1,601,371)     (3,616,223)
Exchanged into associated Funds ...    (12,643,591)    (30,687,282)       (136,267)       (551,298)        (11,544)       (691,077)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Total .............................    (20,999,125)    (43,596,353)     (1,289,212)     (6,311,402)     (1,612,915)     (4,307,300)
                                      ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS          314,403        (800,522)        304,159      (2,176,546)       (310,596)       (388,130)
                                      ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .     (2,076,720)      3,214,860        (646,300)        193,866        (961,705)        931,670

NET ASSETS:
Beginning of period ...............     95,692,668      92,477,808      38,133,824      37,939,958      40,729,172      39,797,502
                                      ------------    ------------    ------------    ------------    ------------    ------------
END OF PERIOD .....................   $ 93,615,948    $ 95,692,668    $ 37,487,524    $ 38,133,824    $ 39,767,467    $ 40,729,172
                                      ============    ============    ============    ============    ============    ============

----------
* Includes net short-term gains of $129,735, $397, and $1,825 for Class A, C, and D, respectively. These gains are ordinary income for tax purposes.

See Notes to Financial Statements.

      LOUISIANA SERIES                   MARYLAND SERIES               MASSACHUSETTS SERIES                 MICHIGAN SERIES
----------------------------    ------------------------------    ------------------------------    ------------------------------
  SIX MONTHS                      SIX MONTHS                        SIX MONTHS                       SIX MONTHS
    ENDED           YEAR            ENDED            YEAR             ENDED             YEAR            ENDED             YEAR
   3/31/02          ENDED           3/31/02          ENDED           3/31/02            ENDED          3/31/02            ENDED
 (UNAUDITED)       9/30/01        (UNAUDITED)       9/30/01        (UNAUDITED)         9/30/01       (UNAUDITED)         9/30/01
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------

$  1,159,330    $  2,339,914    $   1,113,030    $   2,362,300    $   1,951,572    $   3,889,250    $   2,840,212    $   5,919,925

      64,956           5,757          105,372          233,459               --          117,318               --          826,158


  (1,152,766)      2,245,356       (1,061,376)       1,579,950       (2,145,463)       5,754,716       (2,683,002)       4,881,710
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------

      71,520       4,591,027          157,026        4,175,709         (193,891)       9,761,284          157,210       11,627,793
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------



  (1,109,993)     (2,276,313)      (1,055,481)      (2,265,931)      (1,855,696)      (3,811,812)      (2,752,386)      (5,829,144)
     (16,266)        (24,779)          (8,289)         (10,709)         (20,397)         (19,738)         (17,696)         (23,234)
     (17,763)        (35,508)         (41,198)         (85,660)         (28,962)         (57,700)         (36,509)         (69,399)


          --        (114,840)        (147,552)              --               --               --         (639,412)        (403,620)*
          --          (1,426)          (1,391)              --               --               --           (4,671)          (1,234)*
          --          (1,760)          (7,141)              --               --               --          (10,227)          (5,679)*
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------

  (1,144,022)     (2,454,626)      (1,261,052)      (2,362,300)      (1,905,055)      (3,889,250)      (3,460,901)      (6,332,310)
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------


     392,175       2,581,991        1,031,125        2,796,508        1,198,103        4,346,941        2,861,228        6,449,723
     580,346       1,165,619          670,425        1,428,601        1,104,725        2,318,824        1,638,112        3,474,483
      13,737         151,340           68,311        2,317,704          524,758          394,495        1,814,557        1,343,979

          --          79,463          118,003               --               --               --          479,847          297,838
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------
     986,258       3,978,413        1,887,864        6,542,813        2,827,586        7,060,260        6,793,744       11,566,023
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------
  (2,325,878)     (3,363,162)      (1,675,189)      (7,367,793)      (4,170,428)      (7,606,392)      (4,241,201)      (8,229,212)
          --         (41,513)        (112,592)      (2,503,926)        (237,326)        (465,985)      (3,252,354)      (1,943,142)
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------
  (2,325,878)     (3,404,675)      (1,787,781)      (9,871,719)      (4,407,754)      (8,072,377)      (7,493,555)     (10,172,354)
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------

  (1,339,620)        573,738          100,083       (3,328,906)      (1,580,168)      (1,012,117)        (699,811)       1,393,669
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------
  (2,412,122)      2,710,139       (1,003,943)      (1,515,497)      (3,679,114)       4,859,917       (4,003,502)       6,689,152


  51,110,583      48,400,444       48,866,923       50,382,420       88,065,421       83,205,504      125,891,632      119,202,480
------------    ------------    -------------    -------------    -------------    -------------    -------------    -------------
$ 48,698,461    $ 51,110,583    $  47,862,980    $  48,866,923    $  84,386,307    $  88,065,421    $ 121,888,130    $ 125,891,632
============    ============    =============    =============    =============    =============    =============    =============

STATEMENTS OF CHANGES IN NET ASSETS

                                           MINNESOTA SERIES                  MISSOURI SERIES                NEW YORK SERIES
                                    -----------------------------    ----------------------------    ----------------------------
                                     SIX MONTHS                       SIX MONTHS                      SIX MONTHS
                                        ENDED           YEAR             ENDED           YEAR            ENDED            YEAR
                                       3/31/02          ENDED           3/31/02          ENDED          3/31/02          ENDED
                                     (UNAUDITED)       9/30/01        (UNAUDITED)       9/30/01       (UNAUDITED)       9/30/01
                                    ------------    -------------    ------------    ------------    ------------    ------------
OPERATIONS:
Net investment income ............  $  2,264,963    $   4,513,947    $    844,637    $  1,740,799    $  1,964,700    $  3,796,096
Net realized gain (loss) on
   investments ...................        68,552         (440,122)         (2,753)        232,205         151,094        (170,788)
Net change in unrealized
   appreciation/depreciation of
   investments ...................    (2,186,528)       5,452,508        (954,235)      2,235,189      (1,949,788)      4,454,915
                                    ------------    -------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ...............       146,987        9,526,333        (112,351)      4,208,193         166,006       8,080,223
                                    ------------    -------------    ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A ......................    (2,160,295)      (4,449,148)       (815,054)     (1,724,891)     (1,827,134)     (3,617,670)
    Class C ......................        (6,015)          (5,122)         (1,271)         (1,876)        (71,315)        (62,589)
    Class D ......................       (27,814)         (59,677)         (9,857)        (14,032)        (59,153)       (111,682)
Net realized long-term gain on
 investments:
    Class A ......................            --               --        (230,675)       (171,646)             --        (547,119)*
    Class C ......................            --               --            (459)            (98)             --          (3,606)*
    Class D ......................            --               --          (3,510)         (1,441)             --         (20,404)*
                                    ------------    -------------    ------------    ------------    ------------    ------------
DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS ................    (2,194,124)      (4,513,947)     (1,060,826)     (1,913,984)     (1,957,602)     (4,363,070)
                                    ------------    -------------    ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares      1,425,907        3,082,115         377,189         776,048       3,201,503      15,500,980
Investment of dividends ..........     1,463,926        2,945,885         424,940         897,798       1,168,475       2,279,815
Exchanged from associated Funds ..       818,508          913,103          48,047         318,084       2,231,474       4,379,210
Shares issued in payment of
   gain distributions ............            --               --         153,491         113,069              --         461,232
                                    ------------    -------------    ------------    ------------    ------------    ------------
Total ............................     3,708,341        6,941,103       1,003,667       2,104,999       6,601,452      22,621,237
                                    ------------    -------------    ------------    ------------    ------------    ------------
Cost of shares repurchased .......    (3,459,039)      (8,333,717)     (1,212,427)     (4,263,202)     (3,744,927)     (6,172,167)
Exchanged into associated Funds ..      (722,759)      (1,445,426)        (50,063)       (478,643)     (2,582,588)     (3,308,596)
                                    ------------    -------------    ------------    ------------    ------------    ------------
Total ............................    (4,181,798)      (9,779,143)     (1,262,490)     (4,741,845)     (6,327,515)     (9,480,763)
                                    ------------    -------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS      (473,457)      (2,838,040)       (258,823)     (2,636,846)        273,937      13,140,474
                                    ------------    -------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS     (2,520,594)       2,174,346      (1,432,000)       (342,637)     (1,517,659)     16,857,627

NET ASSETS:
Beginning of period ..............   100,301,165       98,126,819      38,528,544      38,871,181      89,402,450      72,544,823
                                    ------------    -------------    ------------    ------------    ------------    ------------
END OF PERIOD ....................  $ 97,780,571    $ 100,301,165    $ 37,096,544    $ 38,528,544    $ 87,884,791    $ 89,402,450
                                    ============    =============    ============    ============    ============    ============

----------
* Includes net short-term gains of $53,815, $355, and $2,007 for Class A, C, and D, respectively. These gains are ordinary income for tax purposes.

See Notes to Financial Statements.

         OHIO SERIES                        OREGON SERIES                SOUTH CAROLINA SERIES
------------------------------    ------------------------------    ------------------------------
 SIX MONTHS                         SIX MONTHS                        SIX MONTHS
    ENDED            YEAR             ENDED            YEAR             ENDED             YEAR
   3/31/02           ENDED           3/31/02           ENDED           3/31/02            ENDED
 (UNAUDITED)        9/30/01        (UNAUDITED)        9/30/01        (UNAUDITED)         9/30/01
-------------    -------------    -------------    -------------    -------------    -------------

$   2,949,838    $   6,279,905    $   1,276,241    $   2,612,704    $   2,004,636    $   4,039,309

      (36,459)         120,595            9,499          446,624           49,149          101,754


   (2,924,887)       6,425,241       (1,343,714)       2,646,657       (2,148,527)       4,491,483
-------------    -------------    -------------    -------------    -------------    -------------

      (11,508)      12,825,741          (57,974)       5,705,985          (94,742)       8,632,546
-------------    -------------    -------------    -------------    -------------    -------------



   (2,858,574)      (6,212,825)      (1,201,603)      (2,500,362)      (1,844,569)      (3,839,629)
      (17,091)         (19,678)         (21,437)         (24,731)         (31,785)         (44,663)
      (29,451)         (58,146)         (40,289)         (85,411)         (79,162)        (155,017)


      (31,860)         (33,192)        (322,910)        (260,568)         (72,062)              --
         (212)             (71)          (7,100)          (1,907)          (1,464)              --
         (402)            (373)         (13,776)         (11,359)          (3,857)              --
-------------    -------------    -------------    -------------    -------------    -------------

   (2,937,590)      (6,324,285)      (1,607,115)      (2,884,338)      (2,032,899)      (4,039,309)
-------------    -------------    -------------    -------------    -------------    -------------


    1,654,572        6,233,669        2,363,942        3,744,053        2,646,297       10,096,132
    1,761,546        3,749,365          789,421        1,666,430        1,162,090        2,341,295
    1,822,106          900,825           76,156          687,872          800,188          484,010

       24,489           23,897          263,668          209,290           60,043               --
-------------    -------------    -------------    -------------    -------------    -------------
    5,262,713       10,907,756        3,493,187        6,307,645        4,668,618       12,921,437
-------------    -------------    -------------    -------------    -------------    -------------
   (4,733,471)     (13,759,803)      (2,215,210)      (6,006,048)      (7,450,186)     (13,066,757)
   (1,467,175)      (2,833,300)        (177,398)        (337,043)        (635,997)        (846,923)
-------------    -------------    -------------    -------------    -------------    -------------
   (6,200,646)     (16,593,103)      (2,392,608)      (6,343,091)      (8,086,183)     (13,913,680)
-------------    -------------    -------------    -------------    -------------    -------------

     (937,933)      (5,685,347)       1,100,579          (35,446)      (3,417,565)        (992,243)
-------------    -------------    -------------    -------------    -------------    -------------
   (3,887,031)         816,109         (564,510)       2,786,201       (5,545,206)       3,600,994


  130,827,155      130,011,046       58,505,114       55,718,913       90,075,422       86,474,428
-------------    -------------    -------------    -------------    -------------    -------------
$ 126,940,124    $ 130,827,155    $  57,940,604    $  58,505,114    $  84,530,216    $  90,075,422
=============    =============    =============    =============    =============    =============

                      THIS PAGE INTENTIONALLY LEFT BLANK.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. MULTIPLE CLASSES OF SHARES -- Seligman Municipal Fund Series, Inc. (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gains.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

D. MULTIPLE CLASS ALLOCATIONS -- Each Series' income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Series based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2002, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of any Series of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2002, were as follows:

   SERIES                  PURCHASES                 SALES
--------------           -------------          --------------
National                   $2,415,050             $2,258,860
Colorado                    1,701,420              2,280,000
Georgia                     5,165,600              3,998,040
Louisiana                   2,239,898              3,285,000
Maryland                    2,712,536              5,996,900
Massachusetts               4,843,090                570,000
Michigan                    1,968,880                455,000
Minnesota                   5,525,050              3,818,830
Missouri                           --                751,640
New York                    8,943,240              3,314,416
Ohio                          981,190              1,665,000
Oregon                      1,480,215              1,007,000
South Carolina                     --              3,257,330

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   At March 31, 2002, each Series' cost of investments for federal income tax purposes was less than the cost for financial reporting purposes, primarily due to the amortization of market discounts for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                      TAX           TOTAL            TOTAL
                     BASIS       UNREALIZED       UNREALIZED
   SERIES            COST       APPRECIATION     DEPRECIATION
-------------   --------------  ------------     ------------
National         $ 92,474,382     $2,012,861      $1,710,512
Colorado           36,105,459        819,671         271,130
Georgia            38,833,816      1,526,947         650,068
Louisiana          49,020,472      1,520,950         338,273
Maryland           43,581,813      1,596,212          81,484
Massachusetts      84,782,198      3,812,664         690,707
Michigan          118,063,455      7,272,345       3,963,426
Minnesota          93,395,940      3,040,019         229,758
Missouri           35,110,053      1,291,820         236,189
New York           84,158,097      2,918,691         598,119
Ohio              120,921,775      4,244,421         490,248
Oregon             55,403,322      1,977,230         526,571
South Carolina     81,050,091      2,133,322         572,203

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of each Series' average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A and Class C shares:

                          DISTRIBUTOR               DEALER
   SERIES                 CONCESSIONS             COMMISSIONS
--------------         -----------------       -----------------
National                     $5,043                $40,438
Colorado                      2,928                 21,217
Georgia                       1,420                 12,052
Louisiana                     1,882                 13,755
Maryland                      3,494                 24,927
Massachusetts                 2,907                 21,876
Michigan                      4,421                 39,015
Minnesota                     4,596                 34,347
Missouri                      1,692                 11,520
New York                      8,355                 68,379
Ohio                          5,262                 41,995
Oregon                        5,481                 42,255
South Carolina                7,688                 60,545

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the six months ended March 31, 2002, the Distributor charged the Fund fees equivalent to 0.10% per annum of the average daily net assets of Class A shares pursuant to the Plan as follows:

   SERIES                           SERIES
--------------                   -------------
National            $45,772       Minnesota        $48,901
Colorado             20,095       Missouri          16,949
Georgia              18,222       New York          47,862
Louisiana            23,786       Ohio              63,822
Maryland             22,880       Oregon            26,042
Massachusetts        40,444       South Carolina    37,210
Michigan             68,647

   Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2002, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D shares were as follows:

  SERIES      CLASS C  CLASS D    SERIES     CLASS C   CLASS D
------------  -------  -------  ----------   -------   --------
National      $16,298  $18,354  Minnesota    $ 1,701   $ 7,862
Colorado          508    2,189  Missouri         369     2,847
Georgia         1,992    9,830  New York      19,896    16,515
Louisiana       4,374    4,776  Ohio           4,765     8,163
Maryland        2,227   11,038  Oregon         6,171    11,599
Massachusetts   5,802    8,245  South
Michigan        4,834    9,976    Carolina     8,765    21,841

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 2002, such charges were as follows:

   SERIES                            SERIES
-------------                     -------------
National             $2,031       Minnesota              $ --
Colorado                938       Missouri                 --
Georgia                 275       New York                756
Louisiana               913       Ohio                    594
Maryland                 --       Oregon                1,122
Massachusetts           232       South Carolina          460
Michigan                437

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2002, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees pursuant to the Plan, as follows:

                                             DISTRIBUTION AND
   SERIES                 COMMISSIONS          SERVICE FEES
--------------          ---------------     -------------------
National                    $  638                $ 3,914
Colorado                     1,413                  1,481
Georgia                        352                    474
Louisiana                       --                    529
Maryland                       264                  1,078
Massachusetts                  240                  1,214
Michigan                       346                  1,390
Minnesota                      153                  1,010
Missouri                       450                    725
New York                     1,792                  8,073
Ohio                           278                  2,910
Oregon                           9                  2,593
South Carolina                  96                  1,068

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost for shareholder account services in accordance with a methodology approved by the Fund's directors as follows:

   SERIES                            SERIES
-------------                     ------------
National            $63,779       Minnesota           $ 69,308
Colorado             31,226       Missouri              31,571
Georgia              26,019       New York              66,870
Louisiana            30,460       Ohio                 101,615
Maryland             39,768       Oregon                45,593
Massachusetts        56,342       South Carolina        77,511
Michigan             94,430

   Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, shareholder transaction volume and number of shareholder accounts.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Series of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at March 31, 2002, are included in other liabilities as follows:

    SERIES                           SERIES
------------                      -------------
National            $10,898       Minnesota             $9,761
Colorado              7,520       Missouri               7,530
Georgia               7,214       New York               9,562
Louisiana             8,017       Ohio                   9,959
Maryland              8,012       Oregon                 7,521
Massachusetts         9,666       South Carolina         7,564
Michigan              9,666

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. There were no borrowings during the six months ended March 31, 2002.

6. CAPITAL LOSS CARRYFORWARD AND OTHER TAX ADJUSTMENTS -- At September 30, 2001, the National, Massachusetts and Minnesota Series had net capital loss carryforwards for federal income tax purposes of $1,151,531, $163,429, and $215,276, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2009. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Series until net capital gains have been realized in excess of the available capital loss carryforwards.

   In addition, the National, Minnesota, and New York Series elected to defer to the fiscal year ending September 30, 2003, the recognition for tax purposes of net losses of $98,421, $440,122, and $170,788, respectively, realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

NOTES TO FINANCIAL STATEMENTS

7. CAPITAL STOCK TRANSACTIONS -- The Fund has 1,300,000,000 shares of Capital Stock authorized. At March 31, 2002, 100,000,000 shares were authorized for each Series of the Fund. Transactions in shares of Capital Stock were as follows:

                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
NATIONAL SERIES                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................    1,587,958     $12,562,645       1,686,886     $13,386,796
Investment of dividends ...............................      142,236       1,123,780         293,398       2,312,859
Exchanged from associated Funds .......................      795,965       6,303,394       2,628,156      20,742,061
Shares issued in payment of gain distributions ........           --              --              --              --
                                                         -----------     -----------     -----------     -----------
Total .................................................    2,526,159      19,989,819       4,608,440      36,441,716
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (974,154)     (7,699,039)     (1,409,822)    (11,093,448)
Exchanged into associated Funds .......................   (1,577,319)    (12,496,776)     (3,471,799)    (27,596,786)
                                                         -----------     -----------     -----------     -----------
Total .................................................   (2,551,473)    (20,195,815)     (4,881,621)    (38,690,234)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................      (25,314)    $  (205,996)       (273,181)    $(2,248,518)
                                                         ===========     ===========     ===========     ===========

                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
COLORADO SERIES                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................      109,996     $   813,719         303,733     $ 2,214,940
Investment of dividends ...............................       58,682         434,424         131,126         959,223
Exchanged from associated Funds .......................       15,153         112,149          47,284         343,710
Shares issued in payment of gain distributions ........        5,774          43,015              --              --
                                                         -----------     -----------     -----------     -----------
Total .................................................      189,605       1,403,307         482,143       3,517,873
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (117,410)       (870,284)       (772,517)     (5,632,310)
Exchanged into associated Funds .......................       (8,170)        (60,534)        (18,798)       (136,883)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (125,580)       (930,818)       (791,315)     (5,769,193)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................       64,025     $   472,489        (309,172)    $(2,251,320)
                                                         ===========     ===========     ===========     ===========

                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
GEORGIA SERIES                                              SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................       63,142     $   496,359         224,937     $ 1,771,538
Investment of dividends ...............................       66,839         524,415         136,719       1,074,324
Exchanged from associated Funds .......................        6,699          52,988          34,746         272,596
Shares issued in payment of gain distributions ........        6,678          52,622          21,171         161,704
                                                         -----------     -----------     -----------     -----------
Total .................................................      143,358       1,126,384         417,573       3,280,162
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (184,469)     (1,441,648)       (433,323)     (3,398,188)
Exchanged into associated Funds .......................       (1,482)        (11,544)        (24,201)       (190,775)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (185,951)     (1,453,192)       (457,524)     (3,588,963)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................      (42,593)    $  (326,808)        (39,951)    $  (308,801)
                                                         ===========     ===========     ===========     ===========

                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
LOUISIANA SERIES                                            SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................       47,289     $   382,113         226,131     $ 1,825,888
Investment of dividends ...............................       68,352         552,987         139,124       1,117,825
Exchanged from associated Funds .......................        1,669          13,737          18,832         151,340
Shares issued in payment of gain distributions ........           --              --           9,810          76,607
                                                         -----------     -----------     -----------     -----------
Total .................................................      117,310         948,837         393,897       3,171,660
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (272,568)     (2,210,119)       (376,015)     (3,023,422)
Exchanged into associated Funds .......................           --              --          (5,127)        (41,513)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (272,568)     (2,210,119)       (381,142)     (3,064,935)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................     (155,258)    $(1,261,282)         12,755     $   106,725
                                                         ===========     ===========     ===========     ===========

NOTES TO FINANCIAL STATEMENTS

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------      ---------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
    67,762      $  536,861         306,377      $2,411,278              9,007      $   71,717            5,715      $   45,412
     3,754          29,660           5,412          42,774              4,504          35,579           10,441          82,302
    10,207          79,949         188,420       1,489,677             72,076         569,943          288,288       2,282,672
        --              --              --              --                 --              --               --              --
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    81,723         646,470         500,209       3,943,729             85,587         677,239          304,444       2,410,386
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   (53,246)       (419,571)       (122,663)       (969,627)           (30,039)       (236,924)        (107,322)       (845,996
    (6,372)        (50,356)       (135,911)     (1,078,472)           (12,076)        (96,459         (254,087)     (2,012,024)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   (59,618)       (469,927)       (258,574)     (2,048,099)           (42,115)       (333,383)        (361,409)     (2,858,020)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    22,105      $  176,543         241,635      $1,895,630             43,472      $  343,856          (56,965)     $ (447,634)
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------      ---------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
     2,537      $   18,572           6,653      $   49,258              7,063      $   51,439           20,969      $  153,694
        76             564             122             891                695           5,143            1,221           8,933
        --              --              --              --             15,507         113,726           57,398         404,207
         9              69              --              --                 74             551               --              --
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
     2,622          19,205           6,775          50,149             23,339         170,859           79,588         566,834
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (2,537)        (18,851)         (4,766)        (35,144)           (35,337)       (263,810)         (12,536)        (92,650)
        --              --              --              --            (10,193)        (75,733)         (57,466)       (414,415)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (2,537)        (18,851)         (4,766)        (35,144)           (45,530)       (339,543)         (70,002)       (507,065)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
        85      $      354           2,009      $   15,005            (22,191)     $ (168,684)           9,586      $   59,769
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------      ---------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
    16,752      $  130,810          35,011      $  276,388              1,278      $   10,112           22,512      $  175,947
       899           7,070           1,164           9,161              3,128          24,596            6,162          48,548
        --              --              --              --                 --              --           14,891         118,199
        81             639             221           1,690                343           2,708            1,185           9,075
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    17,732         138,519          36,396         287,239              4,749          37,416           44,750         351,769
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (3,518)        (27,653)             --              --            (16,846)       (132,070)         (27,643)       (218,035)
        --              --         (20,072)       (158,167)                --              --          (43,420)       (342,135)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (3,518)        (27,653)        (20,072)       (158,167)           (16,846)       (132,070)         (71,063)       (560,170)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    14,214      $  110,866          16,324      $  129,072            (12,097)     $  (94,654)         (26,313)     $ (208,401)
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------      ---------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
     1,238      $    9,934          60,354      $  483,114                 16      $      128           34,792      $  272,989
     2,024          16,368           2,961          23,811              1,359          10,991            2,985          23,983
        --              --              --              --                 --              --               --              --
        --              --             183           1,426                 --              --              183           1,430
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
     3,262          26,302          63,498         508,351              1,375          11,119           37,960         298,402
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   (11,807)        (94,460)        (30,721)       (249,149)            (2,663)        (21,299)         (11,265)        (90,591)
        --              --              --              --                 --              --               --              --
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   (11,807)        (94,460)        (30,721)       (249,149)            (2,663)        (21,299)         (11,265)        (90,591)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (8,545)     $  (68,158)         32,777      $  259,202             (1,288)     $  (10,180)          26,695      $  207,811)
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

NOTES TO FINANCIAL STATEMENTS


                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
MARYLAND SERIES                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................      110,555     $   882,259         292,993     $ 2,346,412
Investment of dividends ...............................       79,028         632,498         169,408       1,354,784
Exchanged from associated Funds .......................        7,999          63,743         253,938       2,037,696
Shares issued in payment of gain distributions ........       13,698         110,271              --              --
                                                         -----------     -----------     -----------     -----------
Total .................................................      211,280       1,688,771         716,339       5,738,892
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (187,239)     (1,500,442)       (861,270)     (6,851,929)
Exchanged into associated Funds .......................      (13,377)       (107,456)       (301,084)     (2,417,728)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (200,616)     (1,607,898)     (1,162,354)     (9,269,657)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................       10,664     $    80,873        (446,015)    $(3,530,765)
                                                         ===========     ===========     ===========     ===========

                                                                                    CLASS A
                                                           ---------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                           -------------------------     ---------------------------
MASSACHUSETTS SERIES                                        SHARES          AMOUNT          SHARES          AMOUNT
                                                           ---------     -----------      ----------      ----------
Net proceeds from sales of shares .....................      120,629     $   965,065         455,593     $ 3,593,998
Investment of dividends ...............................      135,883       1,081,441         291,078       2,285,651
Exchanged from associated Funds .......................       54,269         430,866          32,852         263,602
Shares issued in payment of gain distributions ........           --              --              --              --
                                                           ---------     -----------      ----------     -----------
Total .................................................      310,781       2,477,372         779,523       6,143,251
                                                           ---------     -----------      ----------     -----------
Cost of shares repurchased ............................     (498,055)     (3,956,714)       (966,456)     (7,579,675)
Exchanged into associated Funds .......................      (29,892)       (237,326)        (56,434)       (445,039)
                                                           ---------     -----------      ----------     -----------
Total .................................................     (527,947)     (4,194,040)     (1,022,890)     (8,024,714)
                                                           ---------      ----------      ----------     -----------
Increase (decrease) in shares .........................     (217,166)    $(1,716,668)       (243,367)    $(1,881,463)
                                                           =========     ===========      ==========     ===========


                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
MICHIGAN SERIES                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................      286,703     $ 2,400,842         639,381     $ 5,368,875
Investment of dividends ...............................      191,816       1,606,795         409,814       3,423,167
Exchanged from associated Funds .......................      212,132       1,783,889         147,848       1,240,171
Shares issued in payment of gain distributions ........       55,764         470,089          35,997         292,987
                                                         -----------     -----------     -----------     -----------
Total .................................................      746,415       6,261,615       1,233,040      10,325,200
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (479,788)     (4,021,054)       (942,479)     (7,860,626)
Exchanged into associated Funds .......................     (378,368)     (3,163,856)       (230,045)     (1,927,086)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (858,156)     (7,184,910)     (1,172,524)     (9,787,712)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................     (111,741)    $  (923,295)         60,516     $   537,488
                                                         ===========     ===========     ===========     ===========

                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
MINNESOTA SERIES                                            SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................      145,383     $ 1,119,288         364,084     $ 2,771,729
Investment of dividends ...............................      188,072       1,442,062         381,715       2,902,342
Exchanged from associated Funds .......................      106,467         818,508         101,422         776,950
Shares issued in payment of gain distributions ........           --              --              --              --
                                                         -----------     -----------     -----------     -----------
Total .................................................      439,922       3,379,858         847,221       6,451,021
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (441,556)     (3,389,735)     (1,058,824)     (8,036,775)
Exchanged into associated Funds .......................      (89,897)       (692,393)       (178,805)     (1,364,179)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (531,453)     (4,082,128)     (1,237,629)     (9,400,954)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................      (91,531)    $  (702,270)       (390,408)    $(2,949,933)
                                                         ===========     ===========     ===========     ===========

NOTES TO FINANCIAL STATEMENTS

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------       --------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
     6,830      $   54,930          28,262      $  226,517             11,695      $   93,936           27,922      $  223,579
       798           6,395             813           6,538              3,934          31,532            8,398          67,279
       574           4,568           9,942          79,832                 --              --           24,920         200,176
       143           1,150              --              --                817           6,582               --              --
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
     8,345          67,043          39,017         312,887             16,446         132,050           61,240         491,034
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (9,294)        (73,702)         (1,474)        (12,000)           (12,578)       (101,045)         (62,613)       (503,864)
        --              --          (6,677)        (53,523)              (643)         (5,136)          (4,084)        (32,675)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (9,294)        (73,702)         (8,151)        (65,523)           (13,221)       (106,181)         (66,697)       (536,539)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
      (949)     $   (6,659)         30,866      $  247,364              3,225      $   25,869           (5,457)     $  (45,505)
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------       --------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
    25,975      $  207,628          75,204      $  590,407              3,195      $   25,410           20,874      $  162,536
     1,591          12,658           1,305          10,332              1,334          10,626            2,904          22,841
     6,426          51,505          14,197         111,976              5,293          42,387            2,404          18,917
        --              --              --              --                 --              --               --              --
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    33,992         271,791          90,706         712,715              9,822          78,423           26,182         204,294
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (3,013)        (23,415)             --              --            (24,070)       (190,299)          (3,391)        (26,717)
        --              --          (2,586)        (20,946)                --              --               --              --
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (3,013)        (23,415)         (2,586)        (20,946)           (24,070)       (190,299)          (3,391)        (26,717)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    30,979      $  248,376          88,120      $  691,769            (14,248)     $ (111,876)          22,791      $  177,577
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------       --------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
    21,542      $  180,399          63,486      $  530,446             33,376      $  279,987           65,474      $  550,402
     1,216          10,176           1,102           9,265              2,527          21,141            5,039          42,051
        --              --              --              --              3,650          30,668           12,494         103,808
       404           3,398              55             449                755           6,360              542           4,402
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    23,162         193,973          64,643         540,160             40,308         338,156           83,549         700,663
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (1,191)        (10,102)         (2,372)        (20,186)           (24,786)       (210,045)         (41,643)       (348,400)
        --              --              --              --            (10,688)        (88,498)          (1,914)        (16,056)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (1,191)        (10,102)         (2,372)        (20,186)           (35,474)       (298,543)         (43,557)       (364,456)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    21,971      $  183,871          62,271      $  519,974              4,834      $   39,613           39,992      $  336,207
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------       --------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
    15,090      $  115,093          25,302      $  193,996             24,991      $  191,526           15,249      $  116,390
       351           2,690             372           2,846              2,501          19,174            5,354          40,697
        --              --           8,503          64,880                 --              --            9,542          71,273
        --              --              --              --                 --              --               --              --
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    15,441         117,783          34,177         261,722             27,492         210,700           30,145         228,360
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
        (3)            (25)           (892)         (6,840)            (9,114)        (69,279)         (38,245)       (290,102)
        --              --            (867)         (6,398)            (3,939)        (30,366)          (9,840)        (74,849)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
        (3)            (25)         (1,759)        (13,238)           (13,053)        (99,645)         (48,085)       (364,951)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    15,438      $  117,758          32,418      $  248,484             14,439      $  111,055          (17,940)     $ (136,591)
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

NOTES TO FINANCIAL STATEMENTS

                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
MISSOURI SERIES                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................       48,625     $   374,955          72,850     $   560,835
Investment of dividends ...............................       54,016         416,157         115,619         886,053
Exchanged from associated Funds .......................        4,129          31,430          27,657         207,055
Shares issued in payment of gain distributions ........       19,291         149,891          15,101         111,732
                                                         -----------     -----------     -----------     -----------
Total .................................................      126,061         972,433         231,227       1,765,675
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (155,654)     (1,205,615)       (548,525)     (4,207,012)
Exchanged into associated Funds .......................       (4,330)        (33,440)        (62,075)       (478,643)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (159,984)     (1,239,055)       (610,600)     (4,685,655)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................      (33,923)    $  (266,622)       (379,373)    $(2,919,980)
                                                         ===========     ===========     ===========     ===========

                                                                                    CLASS A
                                                          ----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                          --------------------------     ---------------------------
NEW YORK SERIES                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                           ---------      ----------      ----------      ----------
Net proceeds from sales of shares .....................      275,203     $ 2,232,604       1,424,591     $11,522,476
Investment of dividends ...............................      134,476       1,088,893         270,858       2,183,487
Exchanged from associated Funds .......................      254,037       2,070,050         462,428       3,735,449
Shares issued in payment of gain distributions ........           --              --          57,228         445,764
                                                           ---------     -----------      ----------     -----------
Total .................................................      663,716       5,391,547       2,215,105      17,887,176
                                                           ---------     -----------      ----------     -----------
Cost of shares repurchased ............................     (442,588)     (3,589,740)       (679,108)     (5,479,736)
Exchanged into associated Funds .......................     (309,420)     (2,518,821)       (371,935)     (3,010,027)
                                                           ---------     -----------      ----------     -----------
Total .................................................     (752,008)     (6,108,561)     (1,051,043)     (8,489,763)
                                                           ---------     -----------      ----------     -----------
Increase (decrease) in shares .........................      (88,292)    $  (717,014)      1,164,062     $ 9,397,413
                                                           =========     ===========      ==========     ===========

                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
OHIO SERIES                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................      155,263     $ 1,237,729         676,143     $ 5,362,604
Investment of dividends ...............................      216,795       1,729,341         466,373       3,692,548
Exchanged from associated Funds .......................      218,326       1,742,466         102,602         815,618
Shares issued in payment of gain distributions ........        2,990          24,036           3,072          23,624
                                                         -----------     -----------     -----------     -----------
Total .................................................      593,374       4,733,572       1,248,190       9,894,394
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (566,619)     (4,521,303)     (1,700,896)    (13,422,249)
Exchanged into associated Funds .......................     (178,292)     (1,428,170)       (354,531)     (2,811,704)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (744,911)     (5,949,473)     (2,055,427)    (16,233,953)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................     (151,537)    $(1,215,901)       (807,237)    $(6,339,559)
                                                         ===========     ===========     ===========     ===========

                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
OREGON SERIES                                               SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................      253,332     $ 1,971,964         383,189     $ 2,957,595
Investment of dividends ...............................       95,803         742,883         205,515       1,583,064
Exchanged from associated Funds .......................        9,794          76,156          75,623         589,084
Shares issued in payment of gain distributions ........       31,575         246,601          26,547         198,570
                                                         -----------     -----------     -----------     -----------
Total .................................................      390,504       3,037,604         690,874       5,328,313
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (250,443)     (1,946,068)       (735,390)     (5,678,747)
Exchanged into associated Funds .......................      (12,352)        (96,256)        (28,748)       (222,619)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (262,795)     (2,042,324)       (764,138)     (5,901,366)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................      127,709     $   995,280         (73,264)    $  (573,053)
                                                         ===========     ===========     ===========     ===========

NOTES TO FINANCIAL STATEMENTS

                           CLASS C                                                           CLASS D
----------------------------------------------------------        ------------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------     ---------------------------        ---------------------------      ---------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
        --      $       --             649      $    4,948                287      $    2,234           27,156      $  210,265
        29             223              76             583              1,111           8,560            1,397          11,162
        --              --           8,405          64,520              2,153          16,617            6,016          46,509
        37             289               4              32                426           3,311              176           1,305
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
        66             512           9,134          70,083              3,977          30,722           34,745         269,241
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
        --              --          (2,555)        (19,829)              (870)         (6,812)          (4,642)        (36,361)
        --              --              --              --             (2,153)        (16,623)              --              --
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
        --              --          (2,555)        (19,829)            (3,023)        (23,435)          (4,642)        (36,361)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
        66      $      512           6,579      $   50,254                954      $    7,287           30,103      $  232,880
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------     ---------------------------         --------------------------      ---------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
   116,706      $  945,718         419,157      $3,395,335              2,844      $   23,181           72,178      $  583,169
     4,889          39,618           2,995          24,403              4,931          39,964            8,915          71,925
     9,230          73,923          22,597         178,252             10,884          87,501           58,337         465,509
        --              --             181           1,409                 --              --            1,809          14,059
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   130,825       1,059,259         444,930       3,599,399             18,659         150,646          141,239       1,134,662
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    (9,079)        (73,380)        (35,342)       (288,063)           (10,143)        (81,807)         (50,590)       (404,368)
    (3,552)        (28,380)        (17,634)       (140,468)            (4,429)        (35,387)         (20,206)       (158,101)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   (12,631)       (101,760)        (52,976)       (428,531)           (14,572)       (117,194)         (70,796)       (562,469)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   118,194      $  957,499         391,954      $3,170,868              4,087      $   33,452           70,443      $  572,193
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------       --------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
    34,847      $  280,371          82,032      $  655,002             16,850      $  136,472           26,954      $  216,063
     1,624          13,015           1,925          15,379              2,393          19,190            5,210          41,438
        --              --             863           6,949              9,918          79,640            9,906          78,258
        23             182               7              54                 34             271               28             219
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    36,494         293,568          84,827         677,384             29,195         235,573           42,098         335,978
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   (11,229)        (89,450)        (13,189)       (105,395)           (15,205)       (122,718)         (28,952)       (232,159)
      (888)         (7,132)             --              --             (3,954)        (31,873)          (2,693)        (21,596)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   (12,117)        (96,582)        (13,189)       (105,395)           (19,159)       (154,591)         (31,645)       (253,755)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    24,377      $  196,986          71,638      $  571,989             10,036      $   80,982           10,453      $   82,223
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

                           CLASS C                                                           CLASS D
----------------------------------------------------------         -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                       SIX MONTHS ENDED                   YEAR ENDED
    3/31/02 (UNAUDITED)                   9/30/01                       3/31/02 (UNAUDITED)                   9/30/01
--------------------------      --------------------------         --------------------------       --------------------------
  SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
    38,569      $  300,320          95,028      $  733,920             11,806      $   91,658            6,789      $   52,538
     2,494          19,319           3,037          23,479              3,513          27,219            7,779          59,887
        --              --           2,400          18,648                 --              --           10,261          80,140
       827           6,455             255           1,907              1,359          10,612            1,178           8,813
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    41,890         326,094         100,720         777,954             16,678         129,489           26,007         201,378
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   (28,266)       (217,215)           (830)         (6,434)            (6,683)        (51,927)         (42,281)       (320,867)
        --              --              --              --            (10,677)        (81,142)         (15,036)       (114,424)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
   (28,266)       (217,215)           (830)         (6,434)           (17,360)       (133,069)         (57,317)       (435,291)
----------      ----------      ----------      ----------         ----------      ----------       ----------      ----------
    13,624      $  108,879          99,890      $  771,520               (682)     $   (3,580)         (31,310)     $ (233,913)
==========      ==========      ==========      ==========         ==========      ==========       ==========      ==========

NOTES TO FINANCIAL STATEMENTS

                                                                                    CLASS A
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
SOUTH CAROLINA SERIES                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................      209,940     $ 1,678,933       1,101,995     $ 8,793,790
Investment of dividends ...............................      135,379       1,083,804         275,774       2,195,164
Exchanged from associated Funds .......................       97,448         780,881          50,975         405,351
Shares issued in payment of gain distributions ........        6,885          55,559              --              --
                                                         -----------     -----------     -----------     -----------
Total .................................................      449,652       3,599,177       1,428,744      11,394,305
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................     (887,273)     (7,110,429)     (1,497,503)    (11,899,482)
Exchanged into associated Funds .......................      (77,812)       (628,288)       (104,717)       (838,267)
                                                         -----------     -----------     -----------     -----------
Total .................................................     (965,085)     (7,738,717)     (1,602,220)    (12,737,749)
                                                         -----------     -----------     -----------     -----------
Decrease in shares ....................................     (515,433)    $(4,139,540)       (173,476)    $(1,343,444)
                                                         ===========     ===========     ===========     ===========

                                                                                    CLASS C
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
                                                            SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................       69,857     $   558,108         108,825     $   865,470
Investment of dividends ...............................        3,029          24,210           5,017          39,957
Exchanged from associated Funds .......................           --              --              --              --
Shares issued in payment of gain distributions ........          151           1,221              --              --
                                                         -----------     -----------     -----------     -----------
Total .................................................       73,037         583,539         113,842         905,427
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................       (6,553)        (52,597)        (33,573)       (268,894)
Exchanged into associated Funds .......................         (964)         (7,709)             --              --
                                                         -----------     -----------     -----------     -----------
Total .................................................       (7,517)        (60,306)        (33,573)       (268,894)
                                                         -----------     -----------     -----------     -----------
Increase in shares ....................................       65,520     $   523,233          80,269     $   636,533
                                                         ===========     ===========     ===========     ===========

                                                                                    CLASS D
                                                         -----------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                              3/31/02 (UNAUDITED)                   9/30/01
                                                         ---------------------------     ---------------------------
                                                            SHARES          AMOUNT          SHARES          AMOUNT
                                                         -----------     -----------     -----------     -----------
Net proceeds from sales of shares .....................       51,533     $   409,256          54,727     $   436,872
Investment of dividends ...............................        6,763          54,076          13,346         106,174
Exchanged from associated Funds .......................        2,366          19,307           9,736          78,659
Shares issued in payment of gain distributions ........          405           3,263              --              --
                                                         -----------     -----------     -----------     -----------
Total .................................................       61,067         485,902          77,809         621,705
                                                         -----------     -----------     -----------     -----------
Cost of shares repurchased ............................      (36,069)       (287,160)       (114,638)       (898,381)
Exchanged into associated Funds .......................           --              --          (1,097)         (8,656)
                                                         -----------     -----------     -----------     -----------
Total .................................................      (36,069)       (287,160)       (115,735)       (907,037)
                                                         -----------     -----------     -----------     -----------
Increase (decrease) in shares .........................       24,998     $   198,742         (37,926)    $  (285,332)
                                                         ===========     ===========     ===========     ===========

8. CHANGE IN ACCOUNTING PRINCIPLE -- As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in increases to cost of investments and undistributed net investment income and corresponding decreases in net unrealized appreciation, based on securities held by the Fund on September 30, 2001, as follows:

  SERIES                             SERIES
------------                      -------------
National           $ 66,014       Minnesota           $265,365
Colorado             54,454       Missouri              78,681
Georgia              65,293       New York              77,516
Louisiana           120,363       Ohio                 272,665
Maryland             99,577       Oregon               154,114
Massachusetts       165,590       South Carolina       211,499
Michigan            145,054

The effects of this change for the six months ended March 31, 2002 (for financial reporting purposes only), were as follows:

                                                   INCREASE
                                 DECREASE IN     (DECREASE) IN
                 INCREASE IN    NET REALIZED     NET CHANGE IN
               NET INVESTMENT  GAIN (LOSS) ON     UNREALIZED
   SERIES          INCOME        INVESTMENTS     APPRECIATION
------------- ---------------  ---------------  -----------------
National           $16,641          $  210         $ 16,431
Colorado             8,047           1,922            6,125
Georgia              9,009           5,209            3,800
Louisiana           11,785           5,501            6,284
Maryland            10,335           8,683            1,652
Massachusetts       21,820              --           21,820
Michigan            22,810              --           22,810
Minnesota           44,027          24,741           19,286
Missouri             9,087             221            8,866
New York            11,978           8,838            3,140
Ohio                20,678          11,273            9,405
Oregon              14,357           1,860           12,497
South Carolina      28,034          40,188          (12,154)

   The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand the financial performance of each Class of each Series for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

NATIONAL SERIES
                                                          CLASS A                                          CLASS C
                                 ---------------------------------------------------------- -------------------------------------
                                SIX MONTHS                                                   SIX MONTHS   YEAR ENDED
                                  ENDED                  YEAR ENDED SEPTEMBER 30,              ENDED     SEPTEMBER 30,    5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.98    $  7.65   $  7.68   $  8.32   $   8.01   $ 7.70   $ 7.98    $ 7.65   $ 7.68   $ 8.08
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.18       0.37      0.39      0.39       0.39     0.39     0.15      0.30     0.32     0.11
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.20)      0.33     (0.03)    (0.64)      0.31     0.31    (0.20)     0.33    (0.03)   (0.40)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.02)      0.70      0.36     (0.25)      0.70     0.70    (0.05)     0.63     0.29    (0.29)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income .......................   (0.18)     (0.37)    (0.39)    (0.39)     (0.39)   (0.39)   (0.15)    (0.30)   (0.32)   (0.11)
Distributions from net realized
  capital gain .................      --         --        --        --         --       --       --        --       --       --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.18)     (0.37)    (0.39)    (0.39)     (0.39)   (0.39)   (0.15)    (0.30)   (0.32)   (0.11)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD .    7.78    $  7.98   $  7.65   $  7.68   $   8.32   $ 8.01   $ 7.78    $ 7.98   $ 7.65   $ 7.68
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                      (0.24)%     9.36%     4.88%    (3.11)%     9.00%    9.40%   (0.69)%    8.38%    3.94%   (3.38)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $86,694    $89,117   $87,583   $90,296   $101,909   $97,481  $3,125    $3,029   $1,056   $  115
Ratio of expenses to average
  net assets ...................    0.87%+     0.91%     0.87%     0.83%      0.80%    0.84%    1.77%+    1.81%    1.77%    1.74%+
Ratio of net income to average
  net assets(oo) ...............    4.69%+     4.74%     5.18%     4.83%      4.82%    5.05%    3.79%+    3.84%    4.28%    4.10%+
Portfolio turnover rate ........    2.43%     20.58%     6.54%    13.37%     18.00%   20.63%    2.43%    20.58%    6.54%   13.37%++

                                                          CLASS D
                               ------------------------------------------------------------
                               SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.98    $  7.65   $  7.68   $  8.31   $   8.02   $ 7.70
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.15       0.30      0.32      0.32       0.32     0.32
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.20)      0.33     (0.03)    (0.63)      0.29     0.32
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.05)      0.63      0.29     (0.31)      0.61     0.64
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income .......................   (0.15)     (0.30)    (0.32)    (0.32)     (0.32)   (0.32)
Distributions from net realized
  capital gain .................      --         --        --        --         --       --
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.15)     (0.30)    (0.32)    (0.32)     (0.32)   (0.32)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.78    $  7.98   $  7.65   $  7.68   $   8.31   $ 8.02
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.69)%     8.38%     3.94%    (3.85)%     7.76%    8.56%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 3,797    $ 3,547   $ 3,839   $ 8,079   $  7,392   $2,279
Ratio of expenses to average
  net assets ...................    1.77%+     1.81%     1.77%     1.73%      1.71%    1.75%
Ratio of net income to average
  net assets(oo) ...............    3.79%+     3.84%     4.28%     3.93%      3.91%    4.15%
Portfolio turnover rate ........    2.43%     20.58%     6.54%    13.37%     18.00%   20.63%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
COLORADO SERIES

                                                             CLASS A                                       CLASS C
                               ------------------------------------------------------------ --------------------------------------
                                SIX MONTHS                                                   SIX MONTHS   YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,                ENDED    SEPTEMBER 30,   5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------    TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000   9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.47    $  7.02   $  7.10   $  7.64   $   7.42   $ 7.27   $ 7.46    $ 7.02   $ 7.09   $ 7.47
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.16       0.34      0.35      0.34       0.36     0.37     0.13      0.28     0.28     0.10
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.17)      0.45     (0.03)    (0.54)      0.22     0.15    (0.18)     0.44    (0.02)   (0.38)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.01)      0.79      0.32     (0.20)      0.58     0.52    (0.05)     0.72     0.26    (0.28)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.16)     (0.34)    (0.35)    (0.34)     (0.36)   (0.37)   (0.12)    (0.28)   (0.28)   (0.10)
Distributions from net realized
  capital gain .................   (0.01)        --     (0.05)       --         --       --    (0.01)       --    (0.05)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.17)     (0.34)    (0.40)    (0.34)     (0.36)   (0.37)   (0.13)    (0.28)   (0.33)   (0.10)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.29    $  7.47   $  7.02   $  7.10   $   7.64   $ 7.42   $ 7.28    $ 7.46   $ 7.02   $ 7.09
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                      (0.10)%    11.44%     4.64%    (2.67)%     8.03%    7.30%   (0.61)%   10.39%    3.86%   (3.93)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $36,961    $37,429   $37,358   $44,649   $ 45,583   $49,780  $   94    $   96   $   76   $   60
Ratio of expenses to average
  net assets ...................    0.96%      0.94%     0.91%     0.87%      0.90%    0.90%    1.86%+    1.84%    1.81%    1.73%+
Ratio of net income to average
  net assets(oo) ...............    4.41%      4.63%     4.99%     4.60%      4.80%    5.01%    3.51%+    3.73%    4.09%    3.85%+
Portfolio turnover rate ........    4.68%     11.31%     8.81%     7.91%     28.66%    3.99%    4.68%    11.31%    8.81%    7.91%++

                                                          CLASS D
                               ------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.46    $  7.02   $  7.09   $  7.63   $   7.42   $ 7.27
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.13       0.28      0.28      0.28       0.29     0.30
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.18)      0.44     (0.02)    (0.54)      0.21     0.15
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.05)      0.72      0.26     (0.26)      0.50     0.45
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.12)     (0.28)    (0.28)    (0.28)     (0.29)   (0.30)
Distributions from net
  realized capital gain ........   (0.01)        --     (0.05)       --         --       --
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.13)     (0.28)    (0.33)    (0.28)     (0.29)   (0.30)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.28    $  7.46   $  7.02   $  7.09   $   7.63   $ 7.42
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.61)%    10.39%     3.86%    (3.57)%     6.90%    6.34%


RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $   432     $  609    $  505    $  917     $  344   $  238
Ratio of expenses to average
  net assets ...................    1.86%+     1.84%     1.81%     1.77%      1.80%    1.81%
Ratio of net income to average
  net assets (oo)...............    3.51%+     3.73%     4.09%     3.70%      3.90%    4.10%
Portfolio turnover rate ........    4.68%     11.31%     8.81%     7.91%     28.66%    3.99%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
GEORGIA SERIES

                                                             CLASS A                                      CLASS C
                               ------------------------------------------------------------ -------------------------------------
                               SIX MONTHS                                                   SIX MONTHS    YEAR ENDED
                                  ENDED                  YEAR ENDED SEPTEMBER 30,              ENDED     SEPTEMBER 30,    5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.89    $  7.64   $  7.75   $  8.38   $   8.12   $ 7.87   $ 7.91    $ 7.66   $ 7.76   $ 8.17
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.18       0.36      0.37      0.37       0.38     0.38     0.14      0.29     0.30     0.11
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.12)      0.29      0.06     (0.58)      0.29     0.28    (0.11)     0.29     0.07    (0.41)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS    0.06       0.65      0.43     (0.21)      0.67     0.66     0.03      0.58     0.37    (0.30)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.17)     (0.36)    (0.37)    (0.37)     (0.38)   (0.38)   (0.14)    (0.29)   (0.30)   (0.11)
Distributions from net realized
  capital gain .................   (0.01)     (0.04)    (0.17)    (0.05)     (0.03)   (0.03)   (0.01)    (0.04)   (0.17)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.18)     (0.40)    (0.54)    (0.42)     (0.41)   (0.41)   (0.15)    (0.33)   (0.47)   (0.11)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.77    $  7.89   $  7.64   $  7.75   $   8.38   $ 8.12   $ 7.79    $ 7.91   $ 7.66   $ 7.76
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                       0.85%      8.68%   5.95%    (2.63)%     8.44%    8.65%    0.40%     7.71%    5.15%   (3.84)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $37,414    $38,355   $37,423   $42,692   $ 48,424   $50,614  $  488    $  383   $  246   $  176
Ratio of expenses to average
  net assets ...................    0.87%+     0.95%     0.91%     0.87%      0.89%    0.89%    1.77%+    1.85%    1.81%    1.74%+
Ratio of net income to average
  net assets(oo) ...............    4.55%+     4.56%     4.96%     4.59%      4.57%    4.82%    3.65%+    3.66%    4.06%    3.89%+
Portfolio turnover rate ........   10.30%        --      9.57%    23.93%      2.92%   12.28%   10.30%       --     9.57%   23.93%++

                                                          CLASS D
                               ------------------------------------------------------------
                               SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                3/31/02     -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.91    $  7.66   $  7.76   $  8.40   $   8.13   $ 7.88
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.14       0.29      0.30      0.30       0.30     0.31
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.11)      0.29      0.07     (0.59)      0.30     0.28
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS    0.03       0.58      0.37     (0.29)      0.60     0.59
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.14)     (0.29)    (0.30)    (0.30)     (0.30)   (0.31)
Distributions from net
  realized capital gain ........   (0.01)     (0.04)    (0.17)    (0.05)     (0.03)   (0.03)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.15)     (0.33)    (0.47)    (0.35)     (0.33)   (0.34)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.79    $  7.91   $  7.66   $  7.76   $   8.40   $ 8.13
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                       0.40%      7.71%     5.15%    (3.61)%     7.59%    7.67%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 1,865    $ 1,991   $ 2,129   $ 2,318   $  2,809   $2,640
Ratio of expenses to average
  net assets ...................    1.77%+     1.85%     1.81%     1.77%      1.80%    1.79%
Ratio of net income to average
  net assets(oo) ...............    3.65%+     3.66%     4.06%     3.69%      3.66%    3.92%
Portfolio turnover rate ........   10.30%        --      9.57%    23.93%      2.92%   12.28%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
LOUISIANA SERIES

                                                                 CLASS A                                   CLASS C
                               ------------------------------------------------------------ --------------------------------------
                               SIX MONTHS                                                    SIX MONTHS   YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,                ENDED    SEPTEMBER 30,    5/27/99**
                                 3/31/02   ------------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.15    $  7.80   $  7.81   $  8.51   $   8.28   $ 8.16   $ 8.15    $ 7.80   $ 7.80   $ 8.19
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.19       0.38      0.39      0.39       0.41     0.41     0.15      0.30     0.32     0.11
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.18)      0.37      0.04     (0.59)      0.24     0.23    (0.18)     0.37     0.05    (0.39)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS    0.01       0.75      0.43     (0.20)      0.65     0.64    (0.03)     0.67     0.37    (0.28)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.19)     (0.38)    (0.39)    (0.39)     (0.41)   (0.41)   (0.15)    (0.30)   (0.32)   (0.11)
Distributions from net
  realized capital gain ........      --      (0.02)    (0.05)    (0.11)     (0.01)   (0.11)      --     (0.02)   (0.05)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.19)     (0.40)    (0.44)    (0.50)     (0.42)   (0.52)   (0.15)    (0.32)   (0.37)   (0.11)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.97    $  8.15   $  7.80   $  7.81   $   8.51   $ 8.28   $ 7.97    $ 8.15   $ 7.80   $ 7.80
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                       0.07%      9.77%     5.70%    (2.44)%     8.08%    8.17%   (0.38)%    8.78%    4.88%   (3.55)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $46,973    $49,267   $47,099   $51,543   $ 56,308   $56,199  $  787    $  873   $  581      $--
Ratio of expenses to average
  net assets ...................    0.84%+     0.89%     0.88%     0.84%      0.88%    0.86%    1.74%+    1.79%    1.78%    1.71%+
Ratio of net income to average
  net assets(oo) ...............    4.67%+     4.71%     5.10%     4.76%      4.86%    5.08%    3.77%+    3.81%    4.20%    4.00%+
Portfolio turnover rate ........    4.61%      4.99%       --      8.67%     15.72%   16.08%    4.61%     4.99%      --     8.67%++

                                                                  CLASS D
                               ------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.15    $  7.80   $  7.80   $  8.50   $   8.27   $ 8.16
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.15       0.30      0.32      0.32       0.33     0.34
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.18)      0.37      0.05     (0.59)      0.24     0.22
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.03)      0.67      0.37     (0.27)      0.57     0.56
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.15)     (0.30)    (0.32)    (0.32)     (0.33)   (0.34)
Distributions from net realized
  capital gain .................      --      (0.02)    (0.05)    (0.11)     (0.01)   (0.11)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.15)     (0.32)    (0.37)    (0.43)     (0.34)   (0.45)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.97    $  8.15   $  7.80   $  7.80   $   8.50   $ 8.27
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.38)%     8.78%     4.88%    (3.33)%     7.11%    7.07%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $   939    $   970   $   721   $   908   $    837   $  509
Ratio of expenses to average
  net assets ...................    1.74%+     1.79%     1.78%     1.74%      1.78%    1.76%
Ratio of net income to average
  net assets (oo)...............    3.77%+     3.81%     4.20%     3.86%      3.96%    4.18%
Portfolio turnover rate ........    4.61%      4.99%       --      8.67%     15.72%   16.08%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
MARYLAND SERIES

                                                          CLASS A                                        CLASS C
                               ------------------------------------------------------------ -------------------------------------
                                SIX MONTHS                                                   SIX MONTHS   YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,               ENDED     SEPTEMBER 30,   5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000   9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.08    $  7.79   $  7.79   $  8.32   $   8.14   $ 7.99   $ 8.09    $ 7.80   $ 7.80   $ 8.13
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.19       0.39      0.39      0.39       0.40     0.40     0.15      0.32     0.32     0.11
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.15)      0.29        --     (0.50)      0.23     0.19    (0.15)     0.29       --    (0.33)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS    0.04       0.68      0.39     (0.11)      0.63     0.59       --      0.61     0.32    (0.22)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.19)     (0.39)    (0.39)    (0.39)     (0.40)   (0.40)   (0.15)    (0.32)   (0.32)   (0.11)
Distributions from net
  realized capital gain ........   (0.03)        --        --     (0.03)     (0.05)   (0.04)   (0.03)       --       --       --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.22)     (0.39)    (0.39)    (0.42)     (0.45)   (0.44)   (0.18)    (0.32)   (0.32)   (0.11)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.90    $  8.08   $  7.79   $  7.79   $   8.32   $ 8.14   $ 7.91    $ 8.09   $ 7.80   $ 7.80
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                       0.39%      8.83%     5.26%    (1.45)%     7.89%    7.64%   (0.06)%    7.86%    4.32%   (2.83)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $45,271    $46,234   $48,042   $49,523   $ 54,891   $52,549  $  400    $  417   $  161   $   75
Ratio of expenses to average
  net assets ...................    0.89%+     0.91%     0.91%     0.87%      0.89%    0.90%    1.79%+    1.81%    1.81%    1.75%+
Ratio of net income to average
  net assets(oo) ...............    4.68%+     4.82%     5.10%     4.77%      4.82%    4.99%    3.78%+    3.92%    4.20%    4.04%+
Portfolio turnover rate ........    5.82%        --      9.76%     1.80%      7.59%   14.79%    5.82%       --     9.76%    1.80%++

                                                           CLASS D
                               ------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.09    $  7.80   $  7.80   $  8.33   $   8.15   $ 7.99
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.15       0.32      0.32      0.31       0.32     0.33
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.15)      0.29        --     (0.50)      0.23     0.20
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS      --       0.61      0.32     (0.19)      0.55     0.53
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.15)     (0.32)    (0.32)    (0.31)     (0.32)   (0.33)
Distributions from net
  realized capital gain ........   (0.03)        --        --     (0.03)     (0.05)   (0.04)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.18)     (0.32)    (0.32)    (0.34)     (0.37)   (0.37)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.91    $  8.09   $  7.80   $  7.80   $   8.33   $ 8.15
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.06)%     7.86%     4.32%    (2.00)%     6.91%    6.80%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 2,192    $ 2,216   $ 2,179   $ 2,775   $  3,128   $2,063
Ratio of expenses to average
  net assets ...................    1.79%+     1.81%     1.81%     1.77%      1.80%    1.81%
Ratio of net income to average
  net assets(oo) ...............    3.78%+     3.92%     4.20%     3.87%      3.91%    4.08%
Portfolio turnover rate ........    5.82%        --      9.76%     1.80%      7.59%   14.79%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
MASSACHUSETTS SERIES

                                                             CLASS A                                       CLASS C
                               ------------------------------------------------------------ --------------------------------------
                               SIX MONTHS                                                   SIX MONTHS    YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,               ENDED     SEPTEMBER 30,    5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.01    $  7.48   $  7.47   $  8.27   $   7.99   $ 7.85   $ 8.01    $ 7.48   $ 7.47   $ 7.96
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.18       0.35      0.36      0.36       0.38     0.40     0.14      0.28     0.29     0.10
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.19)      0.53      0.07     (0.75)      0.37     0.22    (0.19)     0.53     0.07    (0.49)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.01)      0.88      0.43     (0.39)      0.75     0.62    (0.05)     0.81     0.36    (0.39)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.18)     (0.35)    (0.36)    (0.36)     (0.38)   (0.40)   (0.14)    (0.28)   (0.29)   (0.10)
Distributions from net
  realized capital gain ........      --         --     (0.06)    (0.05)     (0.09)   (0.08)      --        --    (0.06)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.18)     (0.35)    (0.42)    (0.41)     (0.47)   (0.48)   (0.14)    (0.28)   (0.35)   (0.10)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.82    $  8.01   $  7.48   $  7.47   $   8.27   $ 7.99   $ 7.82    $ 8.01   $ 7.48   $ 7.47
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                      (0.20)%    12.01%     5.97%    (4.85)%     9.80%    8.11%   (0.64)%   11.00%    5.01%   (5.02)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $81,592    $85,336   $81,487   $92,929   $109,328 $110,011   $1,226    $1,009   $  283   $  228
Ratio of expenses to average
  net assets ...................    0.83%+     0.89%     0.86%     0.83%      0.80%    0.84%    1.73%+    1.79%    1.76%    1.73%+
Ratio of net income to average
  net assets(oo) ...............    4.52%+     4.52%     4.95%     4.56%      4.72%    5.06%    3.62%+    3.62%    4.05%    3.80%+
Portfolio turnover rate ........    0.66%      5.09%    22.46%    23.88%     13.41%   29.26%    0.66%     5.09%   22.46%   23.88%++

                                                          CLASS D
                               ------------------------------------------------------------
                               SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.01    $  7.48   $  7.47   $  8.26   $   7.99   $ 7.84
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.14       0.28      0.29      0.29       0.31     0.33
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.19)      0.53      0.07     (0.74)      0.36     0.23
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.05)      0.81      0.36     (0.45)      0.67     0.56
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income .......................   (0.14)     (0.28)    (0.29)    (0.29)     (0.31)   (0.33)
Distributions from net realized
  capital gain .................      --         --     (0.06)    (0.05)     (0.09)   (0.08)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.14)     (0.28)    (0.35)    (0.34)     (0.40)   (0.41)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.82    $  8.01   $  7.48   $  7.47   $   8.26   $ 7.99
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.64)%    11.00%     5.01%    (5.61)%     8.68%    7.29%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 1,568    $ 1,721   $ 1,436   $ 2,934   $  1,468   $1,245
Ratio of expenses to average
  net assets ...................    1.73%+     1.79%     1.76%     1.73%      1.71%    1.74%
Ratio of net income to average
  net assets(oo) ...............    3.62%+     3.62%     4.05%     3.66%      3.81%    4.16%
Portfolio turnover rate ........    0.66%      5.09%    22.46%    23.88%     13.41%   29.26%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
MICHIGAN SERIES

                                                          CLASS A                                             CLASS C
                               ------------------------------------------------------------ ---------------------------------------
                               SIX MONTHS                                                   SIX MONTHS    YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,               ENDED      SEPTEMBER 30,   5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.47    $  8.11   $  8.04   $  8.83   $   8.60   $ 8.46   $ 8.46    $ 8.10   $ 8.03   $ 8.43
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(oo) ......    0.19       0.40      0.41      0.40       0.41     0.43     0.16      0.33     0.34     0.11
Net realized and
  unrealized gain (loss)
  on investments(oo) ...........   (0.18)      0.39      0.10     (0.63)      0.30     0.23    (0.19)     0.39     0.10    (0.40)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS    0.01       0.79      0.51     (0.23)      0.71     0.66    (0.03)     0.72     0.44    (0.29)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.19)     (0.40)    (0.41)    (0.40)     (0.41)   (0.43)   (0.15)    (0.33)   (0.34)   (0.11)
Distributions from net
  realized capital gain ........   (0.04)     (0.03)    (0.03)    (0.16)     (0.07)   (0.09)   (0.04)    (0.03)   (0.03)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.23)     (0.43)    (0.44)    (0.56)     (0.48)   (0.52)   (0.19)    (0.36)   (0.37)   (0.11)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  8.25    $  8.47   $  8.11   $  8.04   $   8.83   $ 8.60   $ 8.24    $ 8.46   $ 8.10   $ 8.03
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                       0.16%      9.98%     6.62%    (2.77)%     8.63%    8.16%   (0.28)%    8.99%    5.68%   (3.55)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $118,830   $122,978  $117,241  $125,560  $144,161   $143,370 $1,057    $  899   $  356   $  114
Ratio of expenses to average
  net assets ...................    0.83%+     0.70%     0.70%     0.82%      0.79%    0.81%    1.73%+    1.60%    1.60%    1.73%+
Ratio of net income to average
  net assets(oo) ...............    4.62%+     4.85%     5.20%     4.73%      4.78%    5.13%    3.72%+    3.95%    4.30%    3.96%+
Portfolio turnover rate ........    0.38%     11.63%     7.80%     3.73%     23.60%   10.98%    0.38%    11.63%    7.80%    3.73%++
Without expense reimbursement:*
Ratio of expenses to average
  net assets ...................               0.85%     0.84%                                            1.75%    1.74%
Ratio of net income to average
  net assets ...................               4.70%     5.06%                                            3.80%    4.16%

                                                       CLASS D
                               ------------------------------------------------------------
                                SIX MONTHS
                                   ENDED                YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.46    $  8.10   $  8.03   $  8.82   $   8.59   $ 8.45
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(oo) ......    0.16       0.33      0.34      0.32       0.33     0.36
Net realized and
  unrealized gain (loss)
  on investments(oo) ...........   (0.19)      0.39      0.10     (0.63)      0.30     0.23
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.03)      0.72      0.44     (0.31)      0.63     0.59
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.15)     (0.33)    (0.34)    (0.32)     (0.33)   (0.36)
Distributions from net
  realized capital gain ........   (0.04)     (0.03)    (0.03)    (0.16)     (0.07)   (0.09)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.19)     (0.36)    (0.37)    (0.48)     (0.40)   (0.45)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  8.24    $  8.46   $  8.10   $  8.03   $   8.82   $ 8.59
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.28)%     8.99%     5.68%    (3.65)%     7.66%    7.19%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 2,002     $2,015    $1,605    $2,074    $ 1,841   $1,845
Ratio of expenses to average
  net assets ...................    1.73%+     1.60%     1.60%     1.72%      1.70%    1.71%
Ratio of net income to average
  net assets(oo) ...............    3.72%+     3.95%     4.30%     3.83%      3.87%    4.23%
Portfolio turnover rate ........    0.38%     11.63%     7.80%     3.73%     23.60%   10.98%
Without expense reimbursement:*
Ratio of expenses to average
  net assets ...................               1.75%     1.74%
Ratio of net income to average
  net assets ...................               3.80%     4.16%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
MINNESOTA SERIES

                                                           CLASS A                                         CLASS C
                               ------------------------------------------------------------ -------------------------------------
                               SIX MONTHS                                                   SIX MONTHS    YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,               ENDED     SEPTEMBER 30,    5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.72    $  7.34   $  7.36   $  7.98   $   7.79   $ 7.68   $ 7.72    $ 7.34   $ 7.36   $ 7.72
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(oo) ......    0.18       0.34      0.36      0.36       0.38     0.40     0.14      0.28     0.29     0.10
Net realized and
  unrealized gain (loss)
  on investments(oo) ...........   (0.17)      0.38      0.02     (0.52)      0.20     0.11    (0.16)     0.38     0.02    (0.36)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS    0.01       0.72      0.38     (0.16)      0.58     0.51    (0.02)     0.66     0.31    (0.26)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.17)     (0.34)    (0.36)    (0.36)     (0.38)   (0.40)   (0.14)    (0.28)   (0.29)   (0.10)
Distributions from net
  realized capital gain ........      --         --     (0.04)    (0.10)     (0.01)      --       --        --    (0.04)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.17)     (0.34)    (0.40)    (0.46)     (0.39)   (0.40)   (0.14)    (0.28)   (0.33)   (0.10)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.56    $  7.72   $  7.34   $  7.36   $   7.98   $ 7.79   $ 7.56    $ 7.72   $ 7.34   $ 7.36
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                       0.12%     10.02%     5.35%    (2.09)%     7.68%    6.85%   (0.33)%    9.04%    4.42%   (3.47)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $95,743    $98,452   $96,475   $109,165  $121,374 $121,674   $  386    $  275   $   23   $   --
Ratio of expenses to average
  net assets ...................    0.85%+     0.89%     0.87%     0.84%      0.81%    0.85%    1.75%+    1.79%    1.77%    1.74%+
Ratio of net income to average
  net assets(oo) ...............    4.59%+     4.52%     4.95%     4.71%      4.87%    5.21%    3.69%+    3.62%    4.05%    3.94%+
Portfolio turnover rate ........    3.93%      1.02%    12.38%     9.74%     21.86%    6.88%    3.93%     1.02%   12.38%    9.74%++

                                                      CLASS D
                                 ----------------------------------------------------------
                               SIX MONTHS
                                   ENDED            YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.72    $  7.34   $  7.36   $  7.98   $   7.79   $ 7.68
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.14       0.28      0.29      0.30       0.31     0.33
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.16)      0.38      0.02     (0.52)      0.20     0.11
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.02)      0.66      0.31     (0.22)      0.51     0.44
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.14)     (0.28)    (0.29)    (0.30)     (0.31)   (0.33)
Distributions from net
  realized capital gain ........      --         --     (0.04)    (0.10)     (0.01)      --
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.14)     (0.28)    (0.33)    (0.40)     (0.32)   (0.33)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.56    $  7.72   $  7.34   $  7.36   $   7.98   $ 7.79
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.33)%     9.04%     4.42%    (2.96)%     6.71%    5.89%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 1,652    $ 1,575   $ 1,629   $ 1,856   $  2,103   $1,799
Ratio of expenses to average
  net assets ...................    1.75%+     1.79%     1.77%     1.74%      1.72%    1.75%
Ratio of net income to average
  net assets(oo) ...............    3.69%+     3.62%     4.05%     3.81%      3.96%    4.31%
Portfolio turnover rate ........    3.93%      1.02%    12.38%     9.74%     21.86%    6.88%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
MISSOURI SERIES

                                                          CLASS A                                       CLASS C
                               ------------------------------------------------------------ -------------------------------------
                               SIX MONTHS                                                   SIX MONTHS    YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,               ENDED     SEPTEMBER 30,    5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.81    $  7.37   $  7.29   $  8.03   $   7.82   $ 7.71   $ 7.81    $ 7.37   $ 7.29   $ 7.68
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.17       0.34      0.35      0.35       0.36     0.38     0.14      0.27     0.28     0.10
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.19)      0.47      0.09     (0.62)      0.28     0.19    (0.20)     0.47     0.09    (0.39)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.02)      0.81      0.44     (0.27)      0.64     0.57    (0.06)     0.74     0.37    (0.29)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.17)     (0.34)    (0.35)    (0.35)     (0.36)   (0.38)   (0.13)    (0.27)   (0.28)   (0.10)
Distributions from net
  realized capital gain ........   (0.05)     (0.03)    (0.01)    (0.12)     (0.07)   (0.08)   (0.05)    (0.03)   (0.01)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.22)     (0.37)    (0.36)    (0.47)     (0.43)   (0.46)   (0.18)    (0.30)   (0.29)   (0.10)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.57    $  7.81   $  7.37   $  7.29   $   8.03   $ 7.82   $ 7.57    $ 7.81   $ 7.37   $ 7.29
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                      (0.31)%    11.26%     6.19%    (3.58)%     8.41%    7.70%   (0.77)%   10.27%    5.27%   (3.95)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $36,459    $37,879   $38,529   $43,437   $ 49,949   $52,766  $   73    $   75   $   22   $   21
Ratio of expenses to average
  net assets ...................    0.91%+     0.94%     0.93%     0.87%      0.89%    0.89%    1.81%+    1.84%    1.83%    1.74%+
Ratio of net income to average
  net assets(oo) ...............    4.49%+     4.44%     4.83%     4.50%      4.59%    4.93%    3.59%+    3.54%    3.93%    3.75%+
Portfolio turnover rate ........      --       5.70%     6.00%    10.43%     21.26%    6.47%      --      5.70%    6.00%   10.43%++

                                                          CLASS D
                               ------------------------------------------------------------
                               SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.81    $  7.37   $  7.29   $  8.03   $   7.82   $ 7.72
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.14       0.27      0.28      0.28       0.29     0.31
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.20)      0.47      0.09     (0.62)      0.28     0.18
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.06)      0.74      0.37     (0.34)      0.57     0.49
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.13)     (0.27)    (0.28)    (0.28)     (0.29)   (0.31)
Distributions from net realized
  capital gain .................   (0.05)     (0.03)    (0.01)    (0.12)     (0.07)   (0.08)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.18)     (0.30)    (0.29)    (0.40)     (0.36)   (0.39)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.57    $  7.81   $  7.37   $  7.29   $   8.03   $ 7.82
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.77)%    10.27%     5.27%    (4.46)%     7.45%    6.60%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $   565    $   575   $   321   $   617   $    418   $  474
Ratio of expenses to average
  net assets ...................    1.81%+     1.84%     1.83%     1.77%      1.79%    1.80%
Ratio of net income to average
  net assets(oo) ...............    3.59%+     3.54%     3.93%     3.60%      3.69%    4.02%
Portfolio turnover rate ........      --       5.70%     6.00%    10.43%     21.26%    6.47%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
NEW YORK SERIES

                                                         CLASS A                                       CLASS C
                               ------------------------------------------------------------ -------------------------------------
                                SIX MONTHS                                                   SIX MONTHS    YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,               ENDED      SEPTEMBER 30,   5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.16    $  7.77   $  7.70   $  8.60   $   8.28   $ 7.98   $ 8.17    $ 7.78   $ 7.70   $ 8.14
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.18       0.38      0.39      0.38       0.40     0.41     0.15      0.30     0.32     0.11
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.17)      0.45      0.08     (0.69)      0.40     0.32    (0.18)     0.45     0.09    (0.44)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS    0.01       0.83      0.47     (0.31)      0.80     0.73    (0.03)     0.75     0.41    (0.33)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.18)     (0.38)    (0.39)    (0.38)     (0.40)   (0.41)   (0.14)    (0.30)   (0.32)   (0.11)
Distributions from net
  realized capital gain ........      --      (0.06)    (0.01)    (0.21)     (0.08)   (0.02)      --     (0.06)   (0.01)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.18)     (0.44)    (0.40)    (0.59)     (0.48)   (0.43)   (0.14)    (0.36)   (0.33)   (0.11)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.99    $  8.16   $  7.77   $  7.70   $   8.60   $ 8.28   $ 8.00    $ 8.17   $ 7.78   $ 7.70
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                       0.13%     10.90%     6.28%    (3.86)%    10.02%    9.45%   (0.31)%    9.88%    5.46%   (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $80,124    $82,482   $69,549   $76,833   $ 84,822   $83,528  $4,497    $3,624   $  402   $  189
Ratio of expenses to average
  net assets ...................    0.84%+     0.70%     0.70%     0.81%      0.81%    0.82%    1.74%+    1.60%    1.60%    1.69%+
Ratio of net income to average
  net assets(oo) ...............    4.51%+     4.70%     5.17%     4.63%      4.74%    5.09%    3.61%+    3.80%    4.27%    3.96%+
Portfolio turnover rate ........    3.84%      8.15%     7.30%    11.85%     39.85%   23.83%    3.84%     8.15%    7.30%   11.85%++
Without expense reimbursement:*
Ratio of expenses to average
  net assets ...................               0.83%      0.83%                                           1.73%    1.73%
Ratio of net income to average
  net assets ...................               4.57%      5.04%                                           3.67%    4.14%

                                                          CLASS D
                               ------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.17    $  7.78   $  7.70   $  8.60   $   8.29   $ 7.98
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.15       0.30      0.32      0.30       0.32     0.34
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.18)      0.45      0.09     (0.69)      0.39     0.33
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.03)      0.75      0.41     (0.39)      0.71     0.67
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.14)     (0.30)    (0.32)    (0.30)     (0.32)   (0.34)
Distributions from net
  realized capital gain ........      --      (0.06)    (0.01)    (0.21)     (0.08)   (0.02)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.14)     (0.36)    (0.33)    (0.51)     (0.40)   (0.36)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  8.00    $  8.17   $  7.78   $  7.70   $   8.60   $ 8.29
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.31)%     9.88%     5.46%    (4.73)%     8.88%    8.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 3,264     $3,297    $2,593    $2,844   $  2,182   $1,572
Ratio of expenses to average
  net assets ...................    1.74%+     1.60%     1.60%     1.71%      1.72%    1.73%
Ratio of net income to average
  net assets(oo) ...............    3.61%+     3.80%     4.27%     3.73%      3.83%    4.18%
Portfolio turnover rate ........    3.84%      8.15%     7.30%    11.85%     39.85%   23.83%
Without expense reimbursement:*
Ratio of expenses to average
  net assets ...................               1.73%     1.73%
Ratio of net income to average
  net assets ...................               3.67%     4.14%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
OHIO SERIES

                                                         CLASS A                                       CLASS C
                               ------------------------------------------------------------ -------------------------------------
                                SIX MONTHS                                                   SIX MONTHS   YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,               ENDED     SEPTEMBER 30,    5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------      TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.03    $  7.64   $  7.64   $  8.37   $   8.19   $ 8.09   $ 8.08    $ 7.69   $ 7.68   $ 8.06
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.18       0.38      0.39      0.38       0.40     0.42     0.15      0.31     0.33     0.11
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.18)      0.39      0.02     (0.60)      0.29     0.17    (0.20)     0.39     0.03    (0.38)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS      --       0.77      0.41     (0.22)      0.69     0.59    (0.05)     0.70     0.36    (0.27)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.18)     (0.38)    (0.39)    (0.38)     (0.40)   (0.42)   (0.14)    (0.31)   (0.33)   (0.11)
Distributions from net
  realized capital gain ........       0          0     (0.02)    (0.13)     (0.11)   (0.07)       0         0    (0.02)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.18)     (0.38)    (0.41)    (0.51)     (0.51)   (0.49)   (0.14)    (0.31)   (0.35)   (0.11)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.85    $  8.03   $  7.64   $  7.64   $   8.37   $ 8.19   $ 7.89    $ 8.08   $ 7.69   $ 7.68
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                       0.01%     10.30%     5.58%    (2.68)%     8.77%    7.54%   (0.55)%    9.26%    4.78%   (3.51)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $124,328   $128,433  $128,364  $135,034  $153,126 $154,419   $  986    $  812   $  222   $   18
Ratio of expenses to average
  net assets ...................    0.84%+     0.70%     0.71%     0.81%      0.78%    0.81%    1.74%+    1.60%    1.61%    1.71%+
Ratio of net income to average
  net assets(oo) ...............    4.57%+     4.81%     5.21%     4.78%      4.92%    5.19%    3.67%+    3.91%    4.31%    3.99%+
Portfolio turnover rate ........    0.78%      9.02%     6.07%    24.74%     11.76%    7.57%    0.78%     9.02%    6.07%++
Without expense reimbursement:*
Ratio of expenses to average
  net assets ...................               0.84%     0.84%                                            1.74%    1.74%
Ratio of net income to average
  net assets ...................               4.67%     5.08%                                            3.77%    4.18%

                                                          CLASS D
                               ------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.08    $  7.69   $  7.68   $  8.41   $   8.23   $ 8.13
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.15       0.31      0.33      0.31       0.33     0.35
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.20)      0.39      0.03     (0.60)      0.29     0.17
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.05)      0.70      0.36     (0.29)      0.62     0.52
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.14)     (0.31)    (0.33)    (0.31)     (0.33)   (0.35)
Distributions from net realized
  capital gain .................       0          0     (0.02)    (0.13)     (0.11)   (0.07)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.14)     (0.31)    (0.35)    (0.44)     (0.44)   (0.42)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.89    $  8.08   $  7.69   $  7.68   $   8.41   $ 8.23
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.55)%     9.26%     4.78%    (3.52)%     7.78%    6.57%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 1,626    $ 1,583   $ 1,425   $ 1,327   $  1,103   $1,160
Ratio of expenses to average
  net assets ...................    1.74%+     1.60%     1.61%     1.71%      1.69%    1.71%
Ratio of net income to average
  net assets(oo) ...............    3.67%+     3.91%     4.31%     3.88%      4.01%    4.29%
Portfolio turnover rate ........    0.78%      7.57%     9.02%     6.07%     24.74%   11.76%
Without expense reimbursement:*
Ratio of expenses to average
  net assets ...................               1.74%     1.74%
Ratio of net income to average
  net assets ...................               3.77%     4.18%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
OREGON SERIES

                                                          CLASS A                                            CLASS C
                               ------------------------------------------------------------ -------------------------------------
                                SIX MONTHS                                                   SIX MONTHS    YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,               ENDED      SEPTEMBER 30,   5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------     TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000    9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.85    $  7.47   $  7.48   $  8.05   $   7.87   $ 7.65   $ 7.85    $ 7.47   $ 7.48   $ 7.83
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(oo) ......    0.17       0.35      0.36      0.35       0.36     0.38     0.14      0.28     0.29     0.10
Net realized and
  unrealized gain (loss)
  on investments(oo) ...........   (0.17)      0.42      0.04     (0.52)      0.28     0.26    (0.18)     0.42     0.04    (0.35)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS      --       0.77      0.40     (0.17)      0.64     0.64    (0.04)     0.70     0.33    (0.25)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.17)     (0.35)    (0.36)    (0.35)     (0.36)   (0.38)   (0.13)    (0.28)   (0.29)   (0.10)
Distributions from net
  realized capital gain ........   (0.05)     (0.04)    (0.05)    (0.05)     (0.10)   (0.04)   (0.05)    (0.04)   (0.05)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.22)     (0.39)    (0.41)    (0.40)     (0.46)   (0.42)   (0.18)    (0.32)   (0.34)   (0.10)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.63    $  7.85   $  7.47   $  7.48   $   8.05   $ 7.87   $ 7.63    $ 7.85   $ 7.47   $ 7.48
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                      (0.06)%    10.52%     5.55%    (2.16)%     8.48%    8.60%   (0.52)%    9.53%    4.62%   (3.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $54,429    $54,994   $52,890   $54,473   $ 57,601   $55,239  $1,237    $1,166   $  364      $--
Ratio of expenses to average
  net assets ...................    0.89%+     0.88%     0.89%     0.86%      0.88%    0.90%    1.79%+    1.78%    1.79%    1.73%+
Ratio of net income to average
  net assets(oo) ...............    4.43%+     4.57%     4.86%     4.52%      4.60%    4.88%    3.53%+    3.67%    3.96%    3.77%+
Portfolio turnover rate ........    1.79%     14.58%    14.46%    12.28%     12.62%   19.46%    1.79%    14.58%   14.46%   12.28%++

                                                          CLASS D
                               ------------------------------------------------------------
                                SIX MONTHS
                                   ENDED                YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  7.85    $  7.47   $  7.48   $  8.04   $   7.87   $ 7.64
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.14       0.28      0.29      0.28       0.29     0.31
Net realized and
  unrealized gain (loss)
  on investments ...............   (0.18)      0.42      0.04     (0.51)      0.27     0.27
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.04)      0.70      0.33     (0.23)      0.56     0.58
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.13)     (0.28)    (0.29)    (0.28)     (0.29)   (0.31)
Distributions from net realized
  capital gain .................   (0.05)     (0.04)    (0.05)    (0.05)     (0.10)   (0.04)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.18)     (0.32)    (0.34)    (0.33)     (0.39)   (0.35)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.63    $  7.85   $  7.47   $  7.48   $   8.04   $ 7.87
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.52)%     9.53%     4.62%    (2.92)%     7.37%    7.77%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 2,274    $ 2,345   $ 2,465   $ 2,231   $  2,650   $1,678
Ratio of expenses to average
  net assets ...................    1.79%+     1.78%     1.79%     1.76%      1.79%    1.80%
Ratio of net income to average
  net assets(oo) ...............    3.53%+     3.67%     3.96%     3.62%      3.69%    3.98%
Portfolio turnover rate ........    1.79%     14.58%    14.46%    12.28%     12.62%   19.46%

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS
SOUTH CAROLINA SERIES

                                                          CLASS A                                       CLASS C
                               ------------------------------------------------------------ -------------------------------------
                                SIX MONTHS                                                  SIX MONTHS    YEAR ENDED
                                  ENDED                 YEAR ENDED SEPTEMBER 30,              ENDED      SEPTEMBER 30,   5/27/99**
                                 3/31/02    -----------------------------------------------   3/31/02   ---------------    TO
                               (UNAUDITED)    2001      2000      1999      1998      1997  (UNAUDITED)  2001     2000   9/30/99
                               -----------  -------   -------   -------   --------   ------ ----------- ------   ------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.07    $  7.66   $  7.67   $  8.38   $   8.16   $ 8.07   $ 8.06    $ 7.65   $ 7.66   $ 8.08
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(oo) ......    0.19       0.37      0.38      0.38       0.39     0.40     0.15      0.29     0.31     0.11
Net realized and unrealized gain
  (loss) on investments(oo) ....   (0.20)      0.41      0.07     (0.64)      0.29     0.22    (0.19)     0.41     0.07    (0.42)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.01)      0.78      0.45     (0.26)      0.68     0.62    (0.04)     0.70     0.38    (0.31)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.18)     (0.37)    (0.38)    (0.38)     (0.39)   (0.40)   (0.14)    (0.29)   (0.31)   (0.11)
Distributions from net
  realized capital gain ........   (0.01)        --     (0.08)    (0.07)     (0.07)   (0.13)   (0.01)       --    (0.08)      --
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS ............   (0.19)     (0.37)    (0.46)    (0.45)     (0.46)   (0.53)   (0.15)    (0.29)   (0.39)   (0.11)
                                 -------    -------   -------   -------   --------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF PERIOD . $  7.87    $  8.07   $  7.66   $  7.67   $   8.38   $ 8.16   $ 7.87    $ 8.06   $ 7.65   $ 7.66
                                 =======    =======   =======   =======   ========   ======   ======    ======   ======   ======

TOTAL RETURN:                      (0.16)%    10.28%     6.07%    (3.32)%     8.66%    7.99%   (0.49)%    9.30%    5.12%   (4.01)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $77,998    $84,109   $81,138   $92,793   $106,328   $101,018 $2,065    $1,589   $  893   $  335
Ratio of expenses to average
  net assets ...................    0.86%+     0.88%     0.86%     0.83%      0.80%    0.84%    1.76%+    1.78%    1.76%    1.72%+
Ratio of net income to average
  net assets(oo) ...............    4.64%+     4.59%     5.04%     4.65%      4.74%    5.04%    3.74%+    3.69%    4.14%    3.96%+
Portfolio turnover rate ........      --       2.80%     3.49%    18.06%     16.63%      --       --      2.80%    3.49%   18.06%++
                                                          CLASS D
                               ------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                 3/31/02    -----------------------------------------------
                               (UNAUDITED)    2001      2000      1999      1998      1997
                               -----------  -------   -------   -------   --------   ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......... $  8.06    $  7.65   $  7.66   $  8.38   $   8.16   $ 8.06
                                 -------    -------   -------   -------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ..........    0.15       0.29      0.31      0.30       0.31     0.33
Net realized and unrealized gain
  (loss) on investments ........   (0.19)      0.41      0.07     (0.65)      0.29     0.23
                                 -------    -------   -------   -------   --------   ------
TOTAL FROM INVESTMENT OPERATIONS   (0.04)      0.70      0.38     (0.35)      0.60     0.56
                                 -------    -------   -------   -------   --------   ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ............   (0.14)     (0.29)    (0.31)    (0.30)     (0.31)   (0.33)
Distributions from net
  realized capital gain ........   (0.01)        --     (0.08)    (0.07)     (0.07)   (0.13)
                                 -------    -------   -------   -------   --------   ------
TOTAL DISTRIBUTIONS ............   (0.15)     (0.29)    (0.39)    (0.37)     (0.38)   (0.46)
                                 -------    -------   -------   -------   --------   ------
NET ASSET VALUE, END OF PERIOD . $  7.87    $  8.06   $  7.65   $  7.66   $   8.38   $ 8.16
                                 =======    =======   =======   =======   ========   ======

TOTAL RETURN:                      (0.49)%     9.30%     5.12%    (4.32)%     7.68%    7.15%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ............... $ 4,467    $ 4,378   $ 4,443    $5,936    $ 5,594   $3,663
Ratio of expenses to average
  net assets ...................    1.76%+     1.78%     1.76%     1.73%      1.71%    1.75%
Ratio of net income to average
  net assets(oo) ...............    3.74%+     3.69%     4.14%     3.75%      3.83%    4.13%
Portfolio turnover rate ........      --       2.80%     3.49%    18.06%     16.63%      --

----------
   * During the periods stated, the Manager, at its discretion, reimbursed expenses for the Michigan, New York and Ohio Series. Absent such reimbursements, returns would have been lower.
  ** Commencement of offering of Class C shares.
   + Annualized.
  ++ For the year ended September 30, 1999.
 (o) Capital gain of $0.002 per share was paid.
(oo) The effects of the accounting change in Note 8, for the six months ended March 31, 2002, were to increase net investment income and net realized and unrealized loss on investments per share by $0.01 for the Michigan and Oregon Series Classes C and D, and the Minnesota and South Carolina Series Class A; and to increase the ratios of net income to average net assets of each share class for the National, New York and Ohio Series by 0.03%; the Colorado, Louisiana, Maryland and Michigan Series by 0.04%; the Georgia, Massachusetts and Missouri Series by 0.05%; the Oregon Series by 0.06%; the South Carolina Series by 0.07%; and the Minnesota Series by 0.09%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.
See Notes to Financial Statements.

BOARD OF DIRECTORS


JOHN R. GALVIN (2), (4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

PAUL C. GUIDONE* (1)
CHIEF INVESTMENT OFFICER,
   J. & W. Seligman & Co. Incorporated

ALICE S. ILCHMAN (3), (4)
TRUSTEE, Committee for Economic Development

FRANK A. MCPHERSON (3), (4)
DIRECTOR, Conoco Inc.
DIRECTOR, Integris Health

JOHN E. MEROW (2), (4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2), (4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY+ (3), (4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (2), (4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3), (4)
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER (3), (4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2), (4)
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------
* Elected May 16, 2002.
+ Retired May 16, 2002.
Member:  (1)  Executive Committee
         (2)  Audit Committee
         (3)  Director Nominating Committee
         (4)  Board Operations Committee



EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. MOLES
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------

Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com



THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN MUNICIPAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

TEA3 3/02                                       [Logo] Printed on Recycled Paper